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                                                                   Exhibit 10.56

                            WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                                CLEARWIRE US LLC

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                            WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT

This Wireless Broadband System Infrastructure Agreement ("Infrastructure Agreement") is between Motorola, Inc., a Delaware corporation ("Motorola", which term also means, where the context requires, Motorola subsidiaries involved in providing services or materials for this Infrastructure Agreement) and Clearwire US LLC, a Nevada limited liability company ("Clearwire, which term also means, where the context requires, "Clearwire Affiliate(s)".

                                    RECITALS:

1. Motorola and Clearwire share a vision of the opportunity for mobile broadband services both in the U.S. and Worldwide, progressing from Clearwire's current fixed/portable services to new and unique mobile broadband services. Clearwire currently has operations in the United States and select foreign countries.

2. Motorola believes Clearwire is best positioned by virtue of sponsorship, management and spectrum assets to capitalize on this opportunity.

3. This Infrastructure Agreement, as well as companion agreements concurrently executed regarding the purchase by Motorola of Clearwire's subsidiary NextNet Wireless, Inc. ("NextNet"), an investment by Motorola in Clearwire Corporation, and separate agreements for Motorola's supply of wireless broadband subscriber products and designated services to Clearwire, form the relevant commercial documentation of this collaborative engagement.

4. Motorola desires to sell and Clearwire desires to purchase the Infrastructure for a wireless broadband System (as hereinafter defined) as set forth in this Infrastructure Agreement and in the attached Exhibits, all of which are incorporated herein.

                                   AGREEMENT:

The parties agree as follows:

1. DEFINITIONS (capitalized terms used within a definition are defined in this Section in alphabetical order). Defined terms will be capitalized throughout this Infrastructure Agreement and will be read in the singular, plural or the tense as the context requires. Definitions are contained in Exhibit "E".

2.   SCOPE OF AGREEMENT: IMPLEMENTATION

     2.1 Motorola will furnish to Clearwire and Clearwire will purchase from Motorola the Infrastructure Products for the System. Affiliates of Clearwire will also have the right to purchase under this Agreement Clearwire Corporation will guarantee payment for any Infrastructure Products Motorola provides to Clearwire and Clearwire Affiliates.

          Clearwire will also have the right to purchase, and the definition of "Infrastructure Products" will be deemed to include any other products that are listed on Exhibit "A", and any Wireless Broadband Infrastructure Products that Motorola makes available to another wireless broadband service provider customer operating on licensed spectrum with channel widths of not less than 5 MHz, on terms and conditions, (including, but not limited to, financial terms and terms regarding the availability of such products) that are no less favorable to Clearwire than those agreed by another customer of Motorola, for similar purchase commitments.

          Motorola will make each Infrastructure Product available to Clearwire on the earlier of (a) the date specified in Exhibit "A", Schedule 2, or (b) the date on which Motorola makes that


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          Infrastructure Product available to any third party, provided that in the case where Wireless Broadband Infrastructure Products are uniquely developed for and funded by another customer, such Wireless Broadband Infrastructure Products will not be made available to Clearwire until such time as they are made commercially available to third parties other than the entity paying for development.

          If there is an insufficient supply of Infrastructure Product to satisfy unfulfilled purchase orders of Clearwire and other purchasers of the same Infrastructure Product, Motorola agrees not to disadvantage Clearwire compared to the other purchasers.

     2.2 This Infrastructure Agreement may be canceled only upon the terms and conditions contained herein.

     2.3 Except as provided elsewhere in this Section 2.3, Clearwire (and Clearwire Affiliates) agree to purchase 100% of their Wireless Broadband Infrastructure Products (excluding products purchased for non-commercial use, such as for purposes of internal testing) requirements from Motorola during the term of this Agreement. Exceptions to the foregoing purchase commitment:

          2.3.1 Starting on the 5th anniversary of the Effective Date, the
               Section 2.3 purchase commitment percentage drop's from 100% to 51% of the Wireless Broadband Infrastructure Products.

          2.3.2 If any Infrastructure Product supplied by Motorola materially fails to meet the performance specifications and such material deficiencies are not remedied by Motorola within [***] days of written notice to Motorola, or if Motorola's production and delivery of any Infrastructure Product fails in any material respects to meet the requirements of this Agreement, which failures have not been cured in the 90 days after written notice to Motorola, then Clearwire will be released from its exclusive purchase commitment only for that specific Infrastructure Product Once Motorola cures the breach, the exclusive purchase requirement again covers that Infrastructure Product. For purposes of this Agreement, a material breach does not include the situation where Motorola, with Clearwire's consent, substitutes a substantially similar or comparable product at a similar price.

          2.3.3 If Clearwire identifies a Wireless Broadband Infrastructure Product need, and Motorola decides not to supply that product, Motorola will allow Clearwire to purchase that specific product from an agreed to ODM supplier (approval will not be unreasonably withheld), subject to a licensing agreement from Motorola to that ODM supplier on commercially reasonable terms. However, if such Wireless Broadband Infrastructure Product need is based on an industry-recognized public standard, and if Motorola decides not to supply that product, Motorola will have the right to OEM such product itself and sell it to Clearwire under the terms of this Agreement. If Motorola decides not to do so, Clearwire will be relieved of its exclusive purchase obligations under this Section
               2.3 with respect to such product only.

          2.3.4 Clearwire may terminate the exclusivity requirements under this Agreement if there are [***] uncured Infrastructure Product material breaches in any [***] month period.

     2.4 Except as contained in this Section 2.4, the aggregate price to Clearwire for Infrastructure Products purchased in any calendar year will be no less favorable than the aggregate price paid by other customers contemporaneously buying similar or lesser aggregate purchases of Infrastructure Products within the same country during such calendar year. The foregoing price level commitment 1) excludes unique Infrastructure Product sales

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          that are directly related to funded development programs, and any one time per customer initial promotional offer (not to exceed [***] units of Infrastructure Product), and 2) is given in consideration of the minimum purchase commitments by Clearwire (and Clearwire's Affiliates) in this Agreement. For avoidance of doubt, purchase Volumes of CDMA, GSM, UMTS and iDEN infrastructure and/or devices can not be considered for purposes of establishing MFN pricing comparisons between customers.

     2.5 Exhibit "B" sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, Exhibit "B" will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Exhibit "B". Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in Exhibit "B" by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of Exhibit "B", the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section 2.3.4.

     2.6 In the two (2) years after the Effective Date, and in consideration of Motorola's obligations under this Agreement, Clearwire and its Affiliates will purchase no less than $150,000,000 in Infrastructure Products and Subscriber Products from Motorola.

     2.7  Infrastructure Products: Expedience

          2.7.1 Expedience Infrastructure Products. During the term of this Agreement, senior technical representatives of both Motorola and Clearwire shall meet quarterly to review system performance, coordinate on standards and technology evolution, and agree on the potential development and delivery of additional or modified features and functions that are not already specified in an Exhibit to this Agreement. If there is a technology improvement related to Expedience Infrastructure Products requested by and funded by Clearwire, Motorola will not sell any Expedience Infrastructure Product activating such improvement to other customers for a [***] period after such improvement is made commercially available to Clearwire, absent Clearwire's written consent. If there is a technology improvement related to Expedience Infrastructure Products conceptualized by Clearwire, but the implementation of the improvement is funded by Motorola, Motorola will not sell any Expedience Infrastructure Product activating such improvement to other customers for a [***] period after such improvement is made commercially available to Clearwire, absent Clearwire's written consent. If a particular technology improvement is described on the agreed upon product roadmap or such improvement is part of another standards-based technology, however, Clearwire is not entitled to exclusive availability of that improvement. Exhibit "B", Schedule 4 (Expedience ICQ Requirements) outlines the Expedience interfaces and tools that must be maintained in order to allow the continued operation of the Clearwire network.

          2.7.2 Expedience Software. Motorola will offer an optional NSP Program as set forth in Exhibit "D". Should Clearwire elect to purchase NSP, Motorola will make available two Releases of Expedience Software each calendar year. The pricing for the NSP Program is set forth in Exhibit "A".

     2.8  WiMax Infrastructure Products

          2.8.1 Clearwire Network Transition Requirements. Motorola recognizes that Clearwire will, for some indefinite period of time, operate both Expedience-based networks and WiMax-based networks. Further, Clearwire may decide to initiate transition of Expedience Infrastructure to WiMAX Infrastructure in certain existing markets, while causing as little disruption to the existing Clearwire customer base as

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               possible; such Infrastructure Product modifications may require
               Custom Development. To this end:

               2.8.1.1 Motorola will, in as much as technically possible, work closely with Clearwire to develop and modify WiMAX Infrastructure equipment that will enable a seamless transition of Expedience equipment to WiMAX equipment. The transition equipment will include agreed to base station configurations, power schemes, cabling assemblies, equipment packaging, sizes and footprints.

               2.8.1.2 Clearwire has developed an architecture based on a particular WiMax Forum ASN Profile which maps elements in Expedience networks to elements in that profile as illustrated in Exhibit "B", Schedule 1 "Clearwire Expedience/WiMAX Architecture". Motorola will, in as much as technically possible, supply Mobile WiMax Infrastructure that is interoperable and compatible with Clearwire's Exhibit "B", Schedule 1 specifications, based on jointly-developed specifications that will be developed and appended to this Agreement as Exhibit "B", Schedule 2 "Clearwire WiMAX ASN-GW Requirements". Motorola acknowledges that, to some extent, Exhibit "B", Schedule 2 may deviate from the WiMax Forum adopted profiles. Motorola will fully cooperate with Clearwire, in joint agreement with Motorola, to support adoption of the identified profile variant(s) to the WiMax Forum.


               2.8.1.3 Motorola will cooperate with Clearwire to provide network management interfaces on all supplied Network Infrastructure that are compatible with Clearwire's deployed back office
                    (OSS), AAA and network management systems. Those existing interfaces are specified in Exhibit "B", Schedule 3 "Clearwire WiMAX ICD Requirements".


               2.8.1.4 Motorola will, in as much as technically possible, equip their WiMAX Infrastructure Products with the craft interfaces and diagnostic providing metrics as jointly defined in Exhibit "B", Schedule 3 and Schedule 5 "Clearwire WiMAX Systems Validation Plan".

               2.8.1.5 All Infrastructure supplied by Motorola to Clearwire will conform to the Mobile WiMax Certification Profiles illustrated in Exhibit "B", Schedule 6 "WiMAX Certification Profiles". Motorola acknowledges that, in some cases, Exhibit "B", Schedule 6 may deviate from the 802.16e adopted profiles and will fully cooperate with Clearwire and others that Clearwire, in joint agreement with Motorola, may identify to support adoption of the identified profile variant(s) to the 802.16e profiles in the appropriate forum.

          2.8.2 WiMAX Infrastructure Products. In accordance with Exhibit "B", Motorola will supply base stations in various agreed configurations to Clearwire at the prices reflected in Exhibit "A". Features and functionality of each WMX configuration corresponding to the above Exhibits are detailed in Exhibit "B",
               Schedule 7 "Motorola WiMAX Infrastructure Product Specifications". WiMax base stations must meet performance requirements specified in Exhibit "B", Schedules 5, 8, 9 and 10. Motorola acknowledges that technology deployed by Clearwire is crucial to Clearwire's business success. During the term of this Agreement senior technical representatives of both Motorola and Clearwire shall meet quarterly to review System performance, coordinate on standards and technology evolution, and agree on development and delivery of new features and functions.


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          2.8.3 WiMAX Software. Motorola may supply and Clearwire may purchase from Motorola other optional software that is listed on Exhibit "A", as amended from time to time. Any such optional software purchased by Clearwire is an "Infrastructure Product". Motorola will offer an optional NSP Program as set forth in Exhibit "D". Should Clearwire elect to purchase NSP, Motorola will make available two Releases of WiMAX Software each calendar year. The pricing for the NSP Program is set forth in Exhibit "A".

          2.8.4 WiMAX Acceptance Tests. Motorola acknowledges that Clearwire intends to run acceptance tests for various WiMAX product versions and configurations as part of its lab, field trial, beta trial and wave 2 equipment tests. The agreed plan and schedule for testing these WiMAX products is contained in Exhibit "B",
               Schedule 5, Schedule 8 "Clearwire WiMAX Alpha Field Trial Test Plan", Schedule 9 "Clearwire WiMAX Beta Market Test Plan" and
               Schedule 10 "Clearwire WiMAX Wave 2 Test Plan".

          2.8.5 Clearwire Test Lab. For the term of this Agreement Motorola shall supply to Clearwire sufficient quantities of Infrastructure Products (at no charge) to support operation of a test environment similar to the test facilities maintained by NextNet up to a maximum value of $[***] per annum. This test lab must be capable of testing new Equipment and Software releases prior to field testing. Motorola will maintain a lab configuration such that lab-to-lab collaboration can utilize identical test scenarios.

     2.9 Network Elements. Motorola may supply and Clearwire may purchase from Motorola other Network Elements. Motorola will be Clearwire's Preferred Vendor on all Network Element wireless products (i.e. wireless backhaul, etc.). This provision does not imply that Clearwire will not seek to source Network Elements competitively.

     2.10 Wi-Max Acceptance Test and Timing. The agreed plan for testing Wi-Max Infrastructure Products is contained in Exhibit "B", Schedule 5, 8, 9 and 10 to this Infrastructure Agreement.

     2.11 In consideration of the commitments made by Motorola in this Agreement, Clearwire will purchase no less than 25% of its WiMax subscriber handsets from Motorola so long as the capabilities and costs of the handsets (and the availability of such handsets) are equal for a given product in similar quantities or service offered by Motorola and another supplier or suppliers.


     2.12 Except as provided in this Section, and except for Clearwire's purchase commitments in Sections 2.3 and 2.11, this Infrastructure Agreement is non-exclusive and Motorola may sell Infrastructure Products, directly or indirectly, to any customer worldwide. Motorola hereby appoints Clearwire as Motorola's exclusive distributor of the Expedience Infrastructure Products in China only to a single operator for a period of [***] from the Effective Date of this Agreement. Should Clearwire not conclude a [***] agreement within the [***] period with the China operator (the [***], the exclusive distribution right will terminate. If the [***] agreement is executed within the [***] period, Clearwire will use its commercially reasonable efforts to bring an Expedience wireless broadband system into commercial service as soon as possible. Clearwire and Motorola agree to revisit the pricing for Expedience Infrastructure Products described above for units that ship during the 12 month period after the first shipment date should the total volume of such units exceed [***] Notwithstanding the foregoing, Motorola shall be free to market, distribute and sell Expedience products to any other China customer.


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          Motorola will sell all Expedience Infrastructure Products for delivery to the JV a [***] pricing until [***] after commercial service of the first System. From the [***] through the [***] after commercial service of the first System, Clearwire will pay to Motorola the agreed to Clearwire purchase price, plus an additional [***] of the difference between the Clearwire purchase price from Motorola and the Clearwire resell price to the [***]. After the [***] Clearwire will pay to Motorola [***] of the resale price to the [***] and will use its commercially reasonable efforts to cause the [***] to purchase Expedience Infrastructure Products directly from Motorola.

     2.13 If Clearwire informs Motorola that Clearwire desires to pursue Other Technology for Infrastructure Products, Motorola will use commercially reasonable efforts to supply Clearwire with an Other Technology solution under the terms of this Agreement.

3.   OBLIGATIONS OF CLEARWIRE

     Clearwire will:

     3.1 Bear the costs of its own legal fees, telephone and utility charges and other services and items being supplied by Clearwire under this Infrastructure Agreement.

     3.2 Make the payments according to the schedule set forth in Section 5 of this Infrastructure Agreement.

     3.3 Perform all other of its obligations set out in this Infrastructure Agreement and the Exhibits attached hereto.

4.   OBLIGATIONS AND REPRESENTATIONS OF MOTOROLA

     Motorola will:

     4.1 Adhere to the schedule for performance of the responsibilities set forth in the Exhibits and Schedules to this Agreement.

     4.2 Negotiate in good faith a Punchlist as part of the acceptance process, if Motorola performs installation.

     4.3 Supply replacement and expansion parts, subsequent Equipment revisions and Software upgrades to Clearwire on the terms and price as contained in this Infrastructure Agreement.

     4.4 Bear the costs of its own legal fees, telephone and utility charges and other services and items being supplied by Motorola under this Infrastructure Agreement.

     4.5 Perform all other of its obligations set out in this Infrastructure Agreement and the Exhibits attached hereto.

     4.6 At the time or times contemplated herein for the transfer of title to any equipment included in the System, Motorola will convey to Clearwire all right in and good title to such equipment by appropriate title documents. However, title to Software will not be conveyed to Clearwire at any time but will instead be licensed to Clearwire in accordance with the terms of Exhibit "C". Motorola will deliver the Infrastructure Products to Clearwire free and clear of all liens, security interests or encumbrances of any type.

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     FURTHER, Motorola represents to Clearwire that:

     4.7 Unless agreed to the contrary, all equipment sold to Clearwire hereunder is new and Motorola will provide any documents, which may be reasonably requested by Clearwire evidencing this fact.

5.   PAYMENT AND PRICING

     Clearwire will pay to Motorola the price of Infrastructure Products, as set forth in Exhibit "A", in U.S. dollars (except as specifically set forth below) and according to the following terms and payment schedules:

     5.1  General Payment Terms

          5.1.1 Payment for all Infrastructure Products will be net [***] from date of invoice, provided that Motorola will not invoice Clearwire prior to the date of shipment of Infrastructure Products to Clearwire.

          5.1.2 Clearwire will be responsible for the payment of all applicable sales, use, retailers occupation, excise, property, and other assessments in the nature of taxes however designated, on the Infrastructure Products and Services provided to Clearwire pursuant to this Agreement, exclusive however, of any taxes measured by Motorola's net income or based on Motorola's franchise. Personal property taxes assessable on the Infrastructure Products will be the responsibility of Clearwire. To the extent Motorola is required by law to collect such taxes (state or local), one hundred percent (100%) thereof will be added to invoices as separately stated charges and paid in full by Clearwire, unless Clearwire is exempt from such taxes and furnishes Motorola with a certificate of exemption in a form reasonably acceptable to Motorola. In the event Clearwire claims exemption from sales, use or other such taxes under this Agreement, Clearwire will hold Motorola harmless from any and all subsequent assessments levied by a proper taxing authority for such taxes, including interest, penalties and late charges.

          5.1.3 Clearwire will pay [***] costs from [***] and all applicable [***] and similar charges.

          5.1.4 Clearwire will use commercially reasonable efforts to notify Motorola of any disputed amounts under any invoice in writing prior to the invoice due date; but provided that Clearwire shall pay to Motorola the undisputed portion of any invoice within the time frame set forth in Section 5.1.1. Clearwire's failure to notify Motorola of any disputed amount prior to the invoice due date will not constitute a waiver by Clearwire of any dispute regarding any previously paid invoice; provided that, in no event shall Clearwire dispute any invoice submitted by Motorola hereunder more than [***] days after the date of such invoice. For any undisputed amount due hereunder which remains unpaid, Clearwire will pay Motorola a service fee at the rate of [***] of the amount due for each month or portion thereof that the amount remains unpaid.

     5.2  Infrastructure Product Purchases

          5.2.1 For Equipment and Software, Clearwire will be invoiced no earlier than the shipment date [***] of the total for the infrastructure products.

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6.   WARRANTIES

     The following warranties will be applicable to Infrastructure Products supplied under this Infrastructure Agreement.

     6.1  Equipment Warranty

          6.1.1 Motorola-manufactured or supplied Equipment will be warranted to be free from defects in material and workmanship for a period of [***] from the date of shipment. Parts will be replaced free of charge for the full warranty period. For Infrastructure Products manufactured by a third-party, Motorola will assign to Clearwire Equipment warranties received from such third-party manufacturers and will act in a commercially reasonable manner to pursue and coordinate warranty claims at Clearwire's request. For a fee, Motorola will provide warranty service for Expedience base stations deployed before the Effective Date.

          6.1.2 Clearwire will be responsible for the initial level of diagnosis (i.e. for identification and isolation of Equipment problems to the board level), for hardware, firmware and Software removal and replacement, and for sending the malfunctioning product, packed in a manner to prevent damage, to the designated Motorola repair depot. Motorola will provide Clearwire access to self test diagnostics, documentation detailing Motorola's factory equipment test software, and can supply unique, non-commercial interface elements. Subsequent sets of test tools are available for purchase, at the pricing summarized in Exhibit "A".

          6.1.3 Labor at the Motorola-designated repair depot to repair or replace defective Equipment will be provided without charge for the full warranty period.

          6.1.4 Postage, freight or other such transportation charges for shipping defective products to an authorized Motorola repair depot will be borne by Clearwire; when such products or their replacements are being returned to Clearwire, Motorola will bear such charges.

          6.1.5 In the event a defect occurs during the warranty period shown, Motorola, at its option, will either repair or replace the product. Any item so repaired or replaced will be warranted for the longer of [***] or balance of the warranty period. Any item retained by Motorola through replacement will become the property of Motorola. Except as specifically provided in this Agreement, such action on the part of Motorola will be the full extent of Motorola's liability and Clearwire's exclusive remedy hereunder.

          6.1.6 THIS EQUIPMENT WARRANTY DOES NOT COVER:

               Defects, damage or malfunctions resulting from:

               6.1.6.1 Use of the Equipment in other than their normal and customary manner.

               6.1.6.2 Misuse, accident, neglect, improper storage or
                    environmental or Site conditions not conforming to the specifications for the Infrastructure Product, to the extent not caused by Motorola or its agents.

               6.1.6.3 Unauthorized alterations or repairs, use of unapproved parts in the products or the combination or interfacing of the products, in each case in a manner not approved by Motorola.

               6.1.6.4 An event of Force Majeure.

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               6.1.6.5 Installation, optimization, movement or use of products by anyone not authorized by Motorola and/or not in accordance with commercially reasonable Motorola standards and guidelines.

               6.1.6.6 Failure of antennas lines, or any part of the
                    Interconnection Facilities, unless such antennae are internally integrated into the Infrastructure Product.

               6.1.6.7 Failure of Clearwire to maintain the Equipment
                    substantially in accordance with the Documentation.

               6.1.6.8 Damage which occurs during shipment of the product from
                    Clearwire to Motorola.

          6.1.7 This express warranty is extended by Motorola, Inc. to Clearwire only and is valid only in the country where the Equipment is first put into Commercial Service, except that Clearwire may assign this warranty in connection with any assignment of this Agreement that is permitted pursuant to Section 18.1.

     6.2  Software Warranty

          6.2.1 For the [***] following shipment after acceptance pursuant to the protocol set forth in Section 2.1, Motorola warrants that each Standard Software Release, as delivered, will perform substantially in accordance with Motorola's then-current user manual in all material respects: however, Motorola does not warrant that the Software will meet Clearwire's needs, be error-free, or operate without interruption.

          6.2.2 Motorola makes no warranties whatsoever regarding any software not supplied by Motorola. For software supplied by a third-party, Motorola will assign to Clearwire the warranties received from such third-party and will act in a commercially reasonable manner to pursue and coordinate warranty claims at Clearwire's request.

     6.3 THE WARRANTIES IN THIS AGREEMENT ARE GIVEN IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. FURTHERMORE, BECAUSE EACH WIRELESS BROADBAND SYSTEM IS UNIQUE, MOTOROLA DISCLAIMS LIABILITY FOR RANGE, COVERAGE, SUBSCRIBER CAPACITY, SERVICE LEVEL OR OPERATION OF THE SYSTEM, AS A WHOLE, EXCEPT AS SPECIFICALLY SET FORTH IN THE WARRANTIES CONTAINED IN THIS AGREEMENT.

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7.   PRODUCT DISCONTINUANCE

     Motorola may from time to time cease the supply of then existing versions of Infrastructure Product (the "Discontinued Product"), provided that a suitable replacement product is available. If Motorola does discontinue Product, it will notify Clearwire promptly in writing at least [***] before discontinuance ("Discontinuance Notice") and Clearwire, up to the date provided on the Discontinuance Notice, may place a final lifetime order for Discontinued Product. A shipping schedule for quantities ordered in any final lifetime order will be mutually agreed to between Clearwire and Motorola, but in any event will not exceed [***] from the date of the Discontinuance Notice. All final lifetime orders for Discontinued Product are non-cancelable.

8.   DISCLAIMER OF PATENT LICENSE

     Nothing contained in this Infrastructure Agreement will be deemed to grant, either directly or by implication, any license under any patents or patent applications of Motorola, except that Clearwire will have the normal non-exclusive (except as provided otherwise in this Agreement), royalty-free license to use that which is implied, or otherwise arises by operation of law, in the sale of an Infrastructure Product.

9.   PATENT AND COPYRIGHT INDEMNITY

     Excluding any intellectual property rights obtained through acquisition of NextNet, Motorola agrees to indemnify Clearwire against and to defend Clearwire, at Motorola's expense, for any claims, suits, arbitration or other disputes brought against Clearwire based upon a claim that any Infrastructure Product furnished hereunder by Motorola infringes a patent or copyright or misappropriates a trade secret in any country worldwide where Motorola sells such Infrastructure Product and to pay costs and damages awarded based upon such claim in any such suit, provided that Motorola is: (1) promptly notified by Clearwire in writing within [***] of the date on which Clearwire first received written notice of such claim; and (2) at Motorola's request and expense is given sole control of the suit and all reasonably requested assistance for defense of the claim. Motorola shall not be relieved of its indemnification obligation as a result of delays in notifying Motorola of the claim except to the extent the amount of the claim is increased as a result of such delay. Motorola will not be liable for any settlement made without its written consent If the use or sale of any Infrastructure Product furnished under this Agreement is enjoined as a result of such suit, Motorola at its option and at no expense to Clearwire, will: (1) obtain for Clearwire the right to use or sell such Infrastructure Products; (2) substitute a functionally equivalent product with the same or similar features reasonably acceptable to Clearwire and extend this indemnity to the substitute products, or; (3) accept the return of the Infrastructure Products and reimburse Clearwire the purchase price therefore, less a reasonable charge for prior use, if any, of the Infrastructure Products. If the claim is alleged prior to completion of delivery of the Infrastructure Products, Motorola has the right to decline to make further shipments without being in breach of contract

     This indemnity does not extend to any suit based upon any infringement or alleged infringement arising from Infrastructure Products furnished by Motorola that are: (1) altered in any way by Clearwire or any third party if the alleged infringement would not have occurred but for such alteration; (2) combined with any other products or elements not furnished or approved in writing by Motorola if the alleged infringement would not have occurred but for such combination; or (3) claims arising out of Clearwire's unique specifications or instructions, if the alleged infringement would not have occurred but for such unique specifications or instructions.

     The indemnity provided in this section is the sole, exclusive, and entire liability of Motorola and the remedies provided in this section are Clearwire's exclusive remedies against Motorola for patent, copyright infringement or trade secret misappropriation, whether direct or contributory and is provided in lieu of all warranties, express, implied or statutory in regard to these potential liabilities, including the warranty against infringement specified in the Uniform Commercial Code.

[*** Confidential Treatment Requested]

     Should any intellectual property right obtained through the acquisition of NextNet be subject to an infringement or other claim and, in order to continue to supply Infrastructure Products which contain those intellectual property rights, Motorola settles the claim, or is subject to a judgment, requiring the payment of any royalty, then Clearwire agrees Motorola may add that royalty fee, on a pass-through basis, to the Exhibit "A" price of the affected Infrastructure Products.

10.  CONFIDENTIALITY

     During the entire term of this Agreement, Section 1 of the Side Agreement between Clearwire and Motorola, dated June 28, 2006, applies to define Confidential Information, each party's use of the other's Confidential Information, and dissemination of information about this Agreement to third parties in any form.

11.  TRADEMARK AND PUBLICITY

     Nothing contained in this Infrastructure Agreement will be construed as conferring any right to use any name, trademark or other designation of either party hereto, including any contraction, abbreviation, or simulation of any of the foregoing, in advertising, publicity or marketing activities.

12.  FORECASTS, SHIPMENT, DELIVERY, OFF-LOADING AND WAREHOUSING

     12.1 Clearwire will provide to Motorola on a monthly basis a rolling [***] forecast of Clearwire's estimated Infrastructure Product purchases (the "Forecasts"). Each such Forecast will be delivered to Motorola not less than [***] days prior to the start of the next calendar month. All Forecasts are non-binding.

     12.2 All orders for Infrastructure Products by Clearwire will be submitted to Motorola in the form of electronic data interchange ("EDI") or other method as mutually agreed. Clearwire must provide firm, non-cancellable, purchase orders [***] prior to requested ship date. The only effect of any terms and conditions in Clearwire's purchase orders or any other documentation not signed by the parties shall be to request the time and place of delivery, and the number and models of Infrastructure Products to be delivered (provided that the time requested is not binding on Motorola unless the requested ship date is in accordance with this Section).

     12.3 New Motorola Infrastructure Products must be qualified and tested in Clearwire Alpha and Beta field tests, using processes and tests as outlined in Exhibit "B" Schedule 8 and Schedule 9 mutually agreed acceptance plans. Clearwire may choose to waive these tests on an individual case basis.

     12.4 No shipment of Infrastructure Products in the three weeks prior to the anticipated ship date will be considered early for purposes of invoicing.

     12.5 Motorola will ship Infrastructure Products directly to the Site where it will be permanently installed, or to such other location as Clearwire may specify.

     12.6 In the event that the Site is not available to receive the Infrastructure Products when shipped, Motorola, at its option, may ship said Infrastructure Products to a warehouse designated by Clearwire, and Clearwire will bear the costs of warehousing, reloading, transporting, off-loading and moving the Infrastructure Products into the warehouse.

13.  TITLE, RISK OF LOSS AND INDEMNITY

     13.1 Title to and risk of loss for all Equipment supplied hereunder will pass to Clearwire upon delivery to a carrier or to Clearwire at point of shipment. Motorola will deliver the

[*** Confidential Treatment Requested]

          Infrastructure Products to Clearwire free and clear of all liens, security interests or encumbrances of any type.

     13.2 The above notwithstanding, title to Software will not pass to Clearwire at any time.

     13.3 During the term of this Infrastructure Agreement, the parties will indemnify and hold harmless each other together with their officers, agents and employees from any and all loss, damage, expense, judgment, lien, suit, cause of action, demand or liability for personal injury, including death and tangible property damage, which may be imposed on or incurred by one party arising directly out of the negligent acts or omissions of the other, its agents, subcontractors, or employees during the performance of any work hereunder. The offending party will, at its sole expense, defend any suit based upon a claim or cause of action and satisfy any judgment that may be rendered against the other resulting therefrom, provided that the offending party will be given (i) prompt notice of any such claim or suit; and (ii) full opportunity to defend such suit. The offended party may, at its election, participate in the defense and will cooperate fully in defending any claim or suits. The offending party will pay all costs, expenses, and reasonable attorney's fees incurred by the offended party in connection with any such claim or suit or in enforcing this indemnity provision, provided a valid claim is presented.

14.  FORCE MAJEURE

     Except for payment due, neither party will be liable for any delay or failure to perform due to any cause beyond its reasonable control. Causes include strikes, acts of God and interruptions of transportation. The delivery schedule will be considered extended by a period of time equal to the time lost because of any excusable delay.

15.  TERMINATION

     15.1 The initial term of this Agreement will be for a period of eight(8) years following the Effective Date. Unless notice of termination is given by either party at least 120 days prior to the scheduled termination date, this Agreement will continue in effect beyond the initial term, in successive one-year terms. Notwithstanding any number of renewals, this Agreement is a fixed term agreement and not an agreement of indefinite term. Nothing contained in this Agreement creates any express or implied obligation on either party to renew or extend this Agreement or to create any right to continue this Agreement on the same terms and conditions.

     15.2 Either party may terminate this Agreement without liability by written notice to the other if the other makes a general assignment for the benefit of creditors, or if a petition in bankruptcy or under any insolvency law is filed by or against the other and such petition is not dismissed within sixty (60) days after it has been filed or the other commits a material breach of its obligations hereunder. However, in the case of any such breach which is capable of being cured, neither party will terminate this Agreement unless and until the other will have failed to make good such default within ninety (90) days after it will have been served with a written notice requiring that such default be made good and stating its intention to terminate the Agreement if compliance with the notice is not met; provided, however, that Infrastructure Product deficiencies described in Section 2.3.2 will not give rise to the termination remedy in this Section 15.2. The termination of this Agreement will not affect or prejudice any provisions of this Agreement, which are expressly or by implication provided to continue in effect after such termination.

     15.3 Upon termination of this Agreement as a result of a material, uncured breach by Clearwire: (i) Motorola is relieved of any obligations to make any additional shipments and may cancel all of Clearwire's unshipped orders for Infrastructure Products, regardless of previous acceptance by Motorola of those orders, and Motorola has no obligation or liability to Clearwire or any other party in connection with such cancellations; (ii) all outstanding invoices to Clearwire and other amounts due to Motorola from Clearwire become immediately due and payable, and each invoice not yet submitted to Clearwire for Infrastructure Products shipped prior to termination will be due and payable immediately upon submission of the invoice to Clearwire; (iii) Clearwire will immediately discontinue any further use of all Motorola names and trademarks in association with the Infrastructure Products, as well as any other combination of words, designs, trademarks or trade names that would indicate that Clearwire is or was an authorized distributor of the Infrastructure Products; and (iv) within 30 working days after termination, Clearwire will deliver to a location Motorola will specify all Motorola property, including all equipment, customer data, software items, catalogs, drawings, designs, engineering photographs, samples, literature, sales aids and any confidential business information and trade secrets of Motorola in Clearwire's possession, along with all copies of these items. Motorola's acceptance of any order by Clearwire for Infrastructure Products after the termination of this Agreement will not be construed as a renewal or extension of this Agreement, nor as a waiver of termination of this Agreement.

     15.4 The terms, provisions, representations and warranties contained in this Agreement that by their sense and context are intended to survive the performance by either or both parties will so survive the completion of performances and termination of this Agreement, including the making of any and all payments due under this Agreement.

     15.5 On or after January 1, 2009, Motorola may terminate this Agreement upon one year's prior written notice to Clearwire with continued supply of Infrastructure Products to Clearwire for a two year period commencing on the termination notice date under the terms of this Agreement.

     15.6 Motorola will place the source code for current versions of the Expedience Infrastructure Product software owned by Motorola, as well as a copy of the software itself, in escrow, at Clearwire's cost, under terms and conditions that are mutually agreeable to the Parties. The parties agree to promptly enter into good faith, commercially reasonable negotiations in an effort to conclude a software escrow agreement within forty-five (45) days after the Effective Date.

16.  [RESERVED]

17.  LIMITATION OF LIABILITY

     EXCEPT FOR THE INDEMNITY OBLIGATIONS IN SECTIONS 9 AND 13, AND BREACHES OF CONFIDENTIALITY, NEITHER PARTY, WHETHER AS A RESULT OF BREACH OF CONTRACT. WARRANTY, TORT (INCLUDING NEGLIGENCE), PATENT INFRINGEMENT, COPYRIGHT INFRINGEMENT OR OTHERWISE, WILL HAVE ANY LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT OR REVENUES, LOSS OF USE OF THE INFRASTRUCTURE PRODUCTS OR ANY ASSOCIATED EQUIPMENT, COST OF CAPITAL, COST OF SUBSTITUTE INFRASTRUCTURE PRODUCTS, FACILITIES OR SERVICE, OR DOWNTIME COSTS. EXCEPT FOR THE INDEMNITY OBLIGATIONS IN SECTIONS 9 AND 13, AND FOR PAYMENTS DUE, AND BREACHES OF CONFIDENTIALITY OBLIGATIONS, A PARTY'S TOTAL LIABILITY TO THE OTHER FOR ANY BREACH OF THIS INFRASTRUCTURE AGREEMENT WILL IN NO EVENT EXCEED THE TOTAL VALUE OF SERVICES INVOICED BY MOTOROLA TO CLEARWIRE IN THE PRIOR [***] PROVIDED, HOWEVER, THAT DURING THE FIRST [***] OF THE TERM OF THIS AGREEMENT, THE CAP ON LIABILITY WILL BE THE GREATER OF [***] OR THE AGGREGATE AMOUNT PAID BY CLEARWlRE TO MOTOROLA UNDER THIS AGREEMENT IN THE PRIOR [***]

[*** Confidential Treatment Requested]

18.  ASSIGNMENT AND EQUIPMENT RESALE

     18.1 The Infrastructure Agreement will accrue to the benefit of and be binding upon the parties hereto and any successor entity into which either party will have been merged or consolidated or to which either party will have sold or transferred all or substantially ail its assets, but it will not be otherwise assigned by either party (other than for security purposes to a bona fide lender to the assigning party) without the prior written consent of the other party. It is the intention of the parties that the exclusive and preferred supplier commitments survive any change of control of Clearwire. The parties agree that any consent to a requested assignment will not be unreasonably withheld or delayed.

     18.2 Notwithstanding any other provision of this Infrastructure Agreement, the Software license granted to Clearwire in the form of Exhibit "C", may not be sublicensed, assigned or otherwise transferred by Clearwire, except when Clearwire transfers Infrastructure Products for inventory balancing purposes with its Affiliates. In the event Clearwire subsequently elects to sell to a third party the equipment purchased by Clearwire hereunder, Motorola agrees to relicense the Software to such third party in accordance with the then current terms of Motorola's Relicensing Policy.

19.  GOVERNING LAW

     The laws of the State of New York, USA, will govern the validity, performance, and all matters relating to the effect of this Infrastructure Agreement and any amendment hereto.

20.  EXPORT CONTROLS

     20.1 If, at the time or times of Motorola's performance hereunder, a validated export license is required for Motorola, or its subcontractor, to lawfully export the goods or technical data from the United States of America, or the such other country of origin, then the issuance of such license to Motorola, or its subcontractor in accordance with the rules and regulations of the applicable country(ies), will constitute a condition precedent to Motorola's performance of its obligations hereunder. Motorola will apply for the export license for the products supplied hereunder based upon information timely supplied by Clearwire. Clearwire is responsible for any applicable import license requirements. Clearwire acknowledges that it may be required to obtain additional approvals to implement certain features of the System, including without limitation, encryption or authentication algorithms. Clearwire and Motorola acknowledge and agree that any delay in the grant of such licenses and/or approvals may impact the schedule of performance.

     20.2 If, at time or times of Motorola's performance hereunder, approval by a regulatory body is required under applicable law, then such approval will constitute a condition precedent to Motorola's performance of its obligations hereunder (but only to the extent Motorola would be in violation of applicable law without such approval) and Motorola will use commercially reasonable efforts to obtain such approval.

     20.3 Clearwire and Motorola agree to comply with all applicable export laws and regulations of the United States of America or such other country of origin. Specifically, but without limitation, Clearwire agrees that it will not resell or re-export Motorola Infrastructure Products or technical data in any form Without obtaining appropriate export or re-export licenses from the respective governmental authority of the United States of America or other country of origin.

21.  ORDER OF PRECEDENCE

     In the event of an inconsistency in this Infrastructure Agreement, the inconsistency will be resolved by giving precedence in the following order:

     21.1 Exhibit "A" and all duly executed amendments to Exhibit "A";

     21.2 All other Exhibits and all duly executed amendments to said Exhibits; and

     21.3 This Infrastructure Agreement and duly executed amendments to this Infrastructure Agreement, with the latest amendment taking precedence over earlier amendments.

22.  LANGUAGE OF AGREEMENT

     In the event that this Infrastructure Agreement is translated into any other language, the English language version hereof will take precedence and govern.

23.  NOTICE

     23.1 Notices required to be given by one party to another will be in the English language unless expressly agreed otherwise, and will be deemed properly given if reduced to writing and personally delivered or transmitted by registered or certified post to the address below, postage prepaid, and will be effective upon receipt.

          23.1.1 Motorola will send notices as follows:

                    Clearwire US LLC
                    5808 Lake Washington Blvd. NE, Suite 300
                    Kirkland, WA 98033
                    Attention: Chief Executive Officer
                    And with a copy to Legal Department

                    With a copy to:

                    Davis Wright Tremaine LLP
                    2600 Century Square
                    1501 Fourth Avenue
                    Seattle, WA 98101
                    Attention: Julie Weston

          23.1.2 Clearwire will send notices as follows:

                    Motorola, Inc.
                    1501 W. Shure Drive
                    Arlington Heights, II 60004
                    Fax 847-632-2683
                    Attention: Clearwire Program Management

                    CC: Senior Commercial Counsel, Law Department

     23.2 Either party may change the addresses for giving notice from time to time by written instructions to the other of such change of address.

24.  SURVIVAL OF PROVISIONS

     The parties agree that where the context of any provision indicates an intent that it will survive the term of this Infrastructure Agreement then it will survive.

25.  WAIVER

     Failure or delay on the part of Motorola or Clearwire to exercise any right, power or privilege hereunder will not operate as a waiver thereof.

26.  SEVERABILITY

     In the event any one or more of the provisions of this Infrastructure Agreement is held to be unenforceable under applicable law, (a) such unenforceability will not affect any other provision of this Infrastructure Agreement; (b) this Infrastructure Agreement will be construed as if said unenforceable provision had not been contained therein; and (c) the parties will negotiate in good faith to replace the unenforceable provision by such as has the effect nearest to that of the provision being replaced.

27.  AUTHORITY

     Each party hereto represents and warrants that (i) it has obtained all necessary approvals, consents and authorizations of third parties and governmental authorities to enter into this Infrastructure Agreement and to perform and carry out its obligations hereunder; (ii) the persons executing this agreement on its behalf have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Infrastructure Agreement does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and (iv) the execution, delivery and performance of this Infrastructure Agreement has been duly authorized by all necessary partnership or corporate action and this Infrastructure Agreement is a valid and binding obligation of such party, enforceable in accordance with its terms.

28.  TERM

     The initial term of this Infrastructure Agreement will be for eight (8) years from the Effective Date. This Infrastructure Agreement will be automatically renewed for consecutive one (1) year terms unless either party notifies the other party in writing of its intent to terminate the Infrastructure Agreement at least one hundred and twenty (120) days prior to the expiration of the initial term or any renewal thereof.

29.  UNITED STATES OF AMERICA ("U.S.") - GOVERNMENT COMPLIANCE

     This Agreement is a commercial contract and is governed by the terms and conditions negotiated by the parties. Clearwire represents and warrants that: (i) it is not a governmental entity; (ii) it is not owned in whole or in part, directly or indirectly, by any governmental entity; (iii) the purchases contemplated under this Agreement will not be financed using any funds obtained from any government entity (including, without limitation, OPIC, Eximbank or other similar agencies); and (iv) there is no other basis on which any regulations, decrees or laws applicable to sales to a governmental entity could be deemed applicable to this Agreement. The term "governmental entity," as used herein, will include agencies and instrumentalities of U.S. federal, state and local governments as well as of governments outside of the U.S.

     In the event that Clearwire elects to sell the products to a governmental entity, Motorola makes no representations with respect to the ability of its goods, services, or prices to satisfy any statues, regulations or provisions relating to such governmental sales.

30.  ENTIRE AGREEMENT

     This Infrastructure Agreement and the Exhibits hereto, together with
     Section 1 of the Side Agreement referred to in Section 10, constitute the entire understanding between the parties concerning Infrastructure Products and supersede all prior discussions, agreements and representations, whether oral or written and whether or not executed by Motorola and Clearwire with respect to the subject matter of this Agreement. No modification, amendment or other change may be made to this Infrastructure Agreement or any part thereof unless reduced to writing and executed by authorized representatives of both parties.

     The terms and conditions of this Infrastructure Agreement will prevail notwithstanding any variance with the terms and conditions of any order submitted by Clearwire following execution of this Infrastructure Agreement. In no event will the preprinted terms and conditions found on any Clearwire purchase order, acknowledgment or other form, or on any Motorola invoice, be considered an amendment or modification of this Infrastructure Agreement, even if such documents are signed by representatives of both parties; such preprinted terms and conditions will be null and void and of no force and effect.

31.  COUNTERPARTS

     This Infrastructure Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which taken together will constitute one and the same instrument. Facsimile or digital signatures will be treated as originals.

                            [Signature page follows]

Executed as of this 29th day of August, 2006 ("Effective Date").

MOTOROLA, INC.                          CLEARWIRE US LLC


/s/ C. F. WRIGHT                        /s/ Benjamin G. Wolff
-------------------------------------   ----------------------------------------
Signature                               Signature

C. F. WRIGHT                            Benjamin G. Wolff
Printed/Typed Name                      Printed/Typed Name

SENIOR VICE-PRESIDENT                   Co-President & Co-CEO
Title                                   Title

8/29/06                                 8/29/06
Date                                    Date

Clearwire Corporation guarantees payment of the purchase price for any Infrastructure Products or services purchased by Clearwire or any Clearwire Affiliate under this Wireless Broadband System Infrastructure Agreement, subject to the exercise of any rights of Clearwire or such Clearwire Affiliate with respect to such payment. Motorola need not exhaust remedies against Clearwire and Clearwire Affiliates(other than to demand payment and to allow for the passage of the applicable cure period) prior to pursuing this guarantee of Clearwire Corporation.

CLEARWIRE CORPORATION


/s/ Benjamin G. Wolff
-------------------------------------
Signature

Benjamin G. Wolff
Printed/Typed Name

Co-President & Co-CEO
Title

8/29/06
Date

                                   EXHIBIT "A"

                                   SCHEDULE 1

                                     TO THE
                            WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT

            EXPEDIENCE AND WI-MAX INFRASTRUCTURE PRODUCTS AND PRICING

The pricing stated in this Exhibit A, Schedule 1 is the [***] pricing to be charged by Motorola under this Agreement. Throughout the term of this Agreement, Motorola will use commercially reasonable efforts to [***] for the Infrastructure Products specifically listed in this Exhibit A, Schedule 1; provided, however that all Expedience Infrastructure Product pricing shall [***] by [***] on [***].

                                  SEE ATTACHED

[*** Confidential Treatment Requested]

2006 EXPEDIENCE INFRASTRUCTURE EQUIPMENT

                                                                     TOTAL   (I)NFRA/
     ITEM                           DESCRIPTION                      PRICE     (C)PE
     ----                           -----------                      -----   --------
123-0350-1002   ANTENNA BRACKET INEGRAL BASE ASSEM.                  [***]       I
123-0350-1010   INTEGRAL BASE POLE MOUNTING KIT                      [***]       I
250-0100-0010   GPS SYSTEM 10 FT                                     [***]       I
250-0100-0025   GPS SYSTEM 25 FT                                     [***]       I
250-0100-0050   GPS SYSTEM 50 FT                                     [***]       I
250-0100-0100   GPS SYSTEM 100 FT                                    [***]       I
250-0100-0132   BTS OUTDOOR MOUNTING KIT                             [***]       I
250-0100-0200   GPS SYSTEM 200 FT                                    [***]       I
250-0150-0001   DEUTSCH TOOL KIT                                     [***]       I
250-0150-0010   GPS RECEIVER KIT (INCL 10' CABLE, BRACKETS, TERM)    [***]       I
250-0150-0025   GPS RECEIVER KIT (INCL 25' CABLE, BRACKETS, TERM)    [***]       I
250-0150-0050   GPS RECEIVER KIT (INCL 5' CABLE, BRACKETS, TERM)     [***]       I
250-0150-0100   GPS RECEIVER KIT (INCL 100' CABLE, BRACKETS, TERM)   [***]       I
250-0150-0101   GPS SYSTEM 100 FT(AMOD) SPECIFIC TO CLEARWIRE        [***]       I
250-0150-0200   GPS RECEIVER KIT (INCL 200' CABLE, BRACKETS, TERM)   [***]       I
250-0150-0202   GPS SYSTEM 200 FT(AMOD) SPECIFIC TO CLEARWIRE        [***]       I
301-0015-0001   COMMAND ADHESIVE STRIPS                              [***]       I
350-0100-0002   BTS WALLMOUNT BRACKETS                               [***]       I
350-0100-0025   5 ALUMINUM CABLE MOUNT FOR 7' RACK                   [***]       I
350-0100-0101   BTS 1U 19 RACK MTG BRACKET (2 REQD/BTS)              [***]       I
350-0200-0001   PIVOT BRACKET                                        [***]       I
350-0200-0002   SWING BRACKET                                        [***]       I
350-0200-0003   BRACKET HINGE PIECE TOP                              [***]       I
350-0200-0004   BRACKET HINGE PIECE BOTTOM                           [***]       I
350-0200-0005   WALL MOUNTING BRACKET INTEGRAL BASE                  [***]       I
350-0200-0016   SHORT TOOTH BRACKET WITH BOLT LIP                    [***]       I
350-0200-0017   SMALL TOOTH BRACKET NO BOLT LIP                      [***]       I
350-0200-0101   BRACKET FOR STANDARD RACK                            [***]       I
370-0200-0001   DE-MATING TOOL FOR CPP SERIES, SIZE 02 DEUTSCH CON   [***]       I
420-0060-0010   16.9 WATT WALL MOUNT ADAPTER                         [***]       I
420-0060-0020   16.9 WATT WALL MOUNT ADAPTER (UK)                    [***]       I
420-0060-0030   16.9 WATT WALL MOUNT ADAPTER (EU)                    [***]       I
420-0060-0040   16.9 WATT WALL MOUNT ADAPTER (AUS)                   [***]       I
440-0101-0060   INTERFACE CONNECTOR BD ASSM. A-MOD                   [***]       I
440-0200-0060   INTERFACE CONNECTOR BOARD ASSM.                      [***]       I
450-0010-2000   GPS, TRIMBLE ACUTIME 2000 (P/N 39091-00)             [***]       I
450-0010-2001   Trimble Acutime 2000 Lightning Protector             [***]       I
450-0010-2002   ACCUTIME 2000 SYNCHRONIZATION KIT (WITH 100" CABLE   [***]       I
501-0350-1011   STELLA DORADUS ANTENNA MOUNTING KIT                  [***]       I
501-1002-2701   DIRECTIONAL ANTENNA 2.6 V, 15dBi 120 X 7 DEG, NF     [***]       I
501-1002-3401   STELLA DORADUS 3.3-3.6 GHZ V POL 120 X 7 ANTENNA     [***]       I
501-1002-3701   ANTENNA 3.7 V. 15DBI 120X7 DEG NF(LESS MTG BKT)      [***]       I
501-1006-2701   DIRECTIONAL ANTENNA 2.6 V, 15dBi 60 X 7 DEG, NF      [***]       I
501-1006-3401   ANTENNA, 3.4 V 18DBI, 60 X 7 DEG,NF                  [***]       I
501-1009-2301   ANTENNA 2.3-2.5V 16dBi 90X7 DEG NF                   [***]       I
501-1009-2701   ANTENNA, 2.6 V, 16dBi, 90x7 DEG, NF                  [***]       I
501-1009-2791   ANTENNA, 2.6V 16DBI, 90X9 DEG 1EDT                   [***]       I

[*** Confidential Treatment Requested]

                                                                     TOTAL   (I)NFRA/
     ITEM                           DESCRIPTION                      PRICE     (C)PE
     ----                           -----------                      -----   --------
501-1009-2792   ANTENNA, 2.6V 16DBI, 90X7 DEG 2EDT                   [***]       I
501-1009-2793   ANTENNA, 2.6V 16DBI, 90X9 DEG 3EDT                   [***]       I
501-1009-2794   ANTENNA, 2.6V 16DBI, 90X8DEG 4EDT                    [***]       I
501-1009-2795   ANTENNA, 2.6V 15DBI, 90X9 DEG 5EDT                   [***]       I
501-1009-3401   ANTENNA 3.4, V, 16DBI, 90X7 DEG, NF                  [***]       I
501-1009-3701   ANTENNA 3.7 V. 16DBI 90X7 DEG NF(LESS MTG BKT)       [***]       I
501-3002-2601   ANTENNA =, 2.6V. 13DBI, 360 X 7 DEG                  [***]       I
501-3004-2601   ANTENNA, 2.6V. 10DBI, 360 X 10 DEGREE                [***]       I
501-3004-3301   ANTENNA 3.3 V. 13DBI 360 X 5 DEG                     [***]       I
501-3004-3601   OMNI-DIRECTIONAL ANTNNA 360 3.4-3.6GHZ               [***]       I
501-3004-3701   ANTENNA 3.7 V. 13BDI 360 X5 DEG                      [***]       I
515-1005-0002   2 POS, HIGH CURRENT, SCREW TERM CONN. FOR TVS        [***]       I
515-1012-0202   DC PWR JACK W/SWT                                    [***]       I
515-2015-0004   4-PIN TERMINAL BLOCK 5.08 MM PITCH                   [***]       I
515-2016-0004   4 PIN CONN TERMINAL BLOCK 3.81 MM PITCH              [***]       I
515-6005-0002   BASE STATION ii IMPEDANCE TERMINATOR PLUG 100 OHM    [***]       I
597-0160-0002   INDB CABLE HARNESS                                   [***]       I
597-0160-0005   INDOOR BASE PWR EXTENDED CABLE                       [***]       I
597-1162-0500   500' ROLL 16/2 DC POWER CABLE                        [***]       I
597-5001-0100   BASE FILTER CABLE ASSEMBLY, MCX (JCI 416-8813-001)   [***]       I
597-5001-0105   BASE FILTER CABLE ASSEMBLY, MCX 4"                   [***]       I
597-5001-0110   3.3/3.5 GHZ LIGHTNING PROTECTOR CABLE ASSM.          [***]       I
597-5001-0403   RF JUMPER CABLE, TYPE N ST/90 DEG, 3FT               [***]       I
597-5001-0404   RF JUMPER CABLE, TYPE N ST/90 DEG, 4FT               [***]       I
597-5001-0406   RF JUMPER CABLE, TYPE N ST/90 DEG, 6FT               [***]       I
597-5001-0408   RF JUMPER CABLE, TYPE N ST/90 DEG, 8FT               [***]       I
597-5001-0410   RF JUMPER CABLE, TYPE N ST/90 DEG, 10FT              [***]       I
597-5001-0412   RF JUMPER CABLE, TYPE N ST/90 DEG, 12FT              [***]       I
597-5120-0207   BRITISH NON-DETACHABLE                               [***]       I
597-5120-0507   7' THREE- WIRE POWER CORD (CHINA/ AUSTRALIA)         [***]       I
597-5212-0004   4 FT JUMPER                                          [***]       I
597-5212-0006   6 FT TOP JUMPER CABLE                                [***]       I
597-5212-0008   8 FT 1/2" HELIAX CABLE ASSEMBLY                      [***]       I
597-5212-0012   12 FT 1/2" HELIAX CABLE ASSEMBLY                     [***]       I
597-6011-0010   BASE STATION TO GPS CABLE, 10 FT                     [***]       I
597-6011-0025   BASE STATION TO GPS CABLE, 25 FT                     [***]       I
597-6011-0050   BASE STATION TO GPS CABLE, 50 FT                     [***]       I
597-6011-0100   BASE STATION TO GPS CABLE, 100 FT                    [***]       I
597-6011-0200   BASE STATION TO GPS CABLE 200 FT                     [***]       I
597-6012-0003   BASE TO BASE DAISY CHAIN CABLE-GPS CABLE 3 FT        [***]       I
597-6012-0004   BASE TO BASE DAISY CHAIN CABLE-GPS CABLE 4 FT        [***]       I
597-6012-0010   BASE TO BASE DAISY CHAIN CABLE-GPS CABLE 10 FT       [***]       I
597-6012-0025   BASE TO BASE DAISY CHAIN CABLE-GPS CABLE 25 FT       [***]       I
597-6012-0050   BASE TO BASE DAISY CHAIN CABLE-GPS CABLE 50 FT       [***]       I
597-6012-0100   BASE TO BASE DAISY CHAIN CABLE-GPS CABLE 100 FT      [***]       I
597-6012-0200   BASE TO BASE DAISY CHAIN CABLE-GPS CABLE 200 FT      [***]       I
597-6013-0001   BASE STATION TO TVS POWER/ETHERNET CABLE, 1 FT       [***]       I
597-6013-0002   BASE STATION TO TVS POWER/ETHERNET CABLE, 2 FT       [***]       I
597-6013-0004   BASE STATION TO TVS POWER/ETHERNET CABLE, 4 FT       [***]       I

[*** Confidential Treatment Requested]

                                                                     TOTAL   (I)NFRA/
     ITEM                           DESCRIPTION                      PRICE     (C)PE
     ----                           -----------                      -----   --------
597-6013-0006   BASE STATION TO TVS POWER/ETHERNET CABLE, 6 FT       [***]       I
597-6013-0010   BASE STATION TO TVS POWER/ETHERNET CABLE, 10 FT      [***]       I
597-6013-0025   BASE STATION TO TVS POWER/ETHERNET CABLE, 25 FT      [***]       I
597-6013-0050   BASE STATION TO TVS POWER/ETHERNET CABLE, 50 FT      [***]       I
597-6013-0100   BASE STATION TO TVS POWER/ETHERNET CABLE, 100 FT     [***]       I
597-6013-0200   BASE STATION TO TVS POWER/ETHERNET CABLE, 200 FT     [***]       I
597-6013-0300   BASE STATION TO TVS POWER/ETHERNET CABLE, 300 FT     [***]       I
597-6014-0010   BASE STATION PROGRAMMING CABLE, 10 FT                [***]       I
597-6025-0010   CABLE GPS-TO-BTS 10' DEUTSCH CONN                    [***]       I
597-6025-0025   CABLE GPS-TO-BTS 25' DEUTSCH CONN                    [***]       I
597-6025-0050   CABLE GPS-TO-BTS 50' DEUTSCH CONN                    [***]       I
597-6025-0100   CABLE GPS-TO-BTS 100' DEUTSCH CONN                   [***]       I
597-6025-0200   CABLE GPS-TO-BTS 200' DEUTSCH CONN                   [***]       I
597-6025-0300   NEXTNET EXPEDIENCE BASE STATION II TO GPS 300FT      [***]       I
597-6026-0004   STATION II RS442/1 PPS DAISY CHAIN ASSY (4FT)        [***]       I
597-6026-0010   BASE STATION II RS442/1 PPS DAISY CHAIN ASSY (10)    [***]       I
597-6026-0025   RS442/1 PPS DAISY CHAIN ASSY                         [***]       I
597-6026-0050   STATION II RS442/1 PPS DAISY CHAIN ASSY (50FT)       [***]       I
597-6026-0100   BASE STATION II RS442/1 PPS DAISY CHAIN ASSY (100)   [***]       I
597-6026-0200   BASE STATION II RS442/1 PPS DAISY CHAIN ASSY (200)   [***]       I
597-6027-0002   BASE STATION II TO TVS MODULE CABLE 2 FT             [***]       I
597-6027-0004   BASE STATION II TO TVS MODULE CABLE 4 FT             [***]       I
597-6027-0006   BASE STATION II TO TVS MODULE CABLE 6 FT             [***]       I
597-6027-0010   BASE STATION II TO TVS MODULE CABLE 10 FT            [***]       I
597-6027-0025   BASE STATION II TO TVS MODULE CABLE 25 FT            [***]       I
597-6027-0050   BASE STATION II TO TVS MODULE CABLE 50 FT            [***]       I
597-6027-0100   BASE STATION II TO TVS MODULE CABLE 100 FT           [***]       I
597-6027-0200   BASE STATION II TO TVS MODULE CABLE 200 FT           [***]       I
597-6027-0300   BASE STATION II TO TVS MODULE CABLE 300 FT           [***]       I
597-6028-0010   BASE STATION RS232 PROGRAMMING CABLE                 [***]       I
597-6125-0010   CABLE GPS-TO-BTS 10' DEUTSCH CONN INTENSE WEATHER    [***]       I
597-6125-0025   CABLE GPS-TO-BTS 25' DEUTSCH CONN INTENSE WEATHER    [***]       I
597-6125-0050   CABLE GPS-TO-BTS 50' DEUTSCH CONN INTENSE WEATHER    [***]       I
597-6125-0100   CABLE GPS-TO-BTS 100' DEUTSCH CONN INTENSE WEATHER   [***]       I
597-6125-0200   CABLE GPS-TO-BTS 200' DEUTSCH CONN INTENSE WEATHER   [***]       I
597-6125-0300   CABLE GPS-TO-BTS 300' DEUTSCH CONN INTENSE WEATHER   [***]       I
597-6126-0004   BASE RS442/1 PPS DAISY CHAIN ASSY 4' INT WEATHER     [***]       I
597-6126-0010   BASE RS442/1 PPS DAISY CHAIN ASSY 10' INT WEATHER    [***]       I
597-6126-0025   BASE RS442/1 PPS DAISY CHAIN ASSY 25' INT WEATHER    [***]       I
597-6126-0050   BASE RS442/1 PPS DAISY CHAIN ASSY 50' INT WEATHER    [***]       I
597-6126-0100   BASE RS442/1 PPS DAISY CHAIN ASM 100' INT WEATHER    [***]       I
597-6126-0200   BASE RS442/1 PPS DAISY CHAIN ASM 200' INT WEATHER    [***]       I
597-6127-0002   BASE STATION II TO TVS MOD CABLE 2 FT INT WEATHER    [***]       I
597-6127-0004   BASE STATION II TO TVS MOD CABLE 4 FT INT WEATHER    [***]       I
597-6127-0006   BASE STATION II TO TVS MOD CABLE 6 FT INT WEATHER    [***]       I
597-6127-0010   BASE STATION II TO TVS MOD CABLE 10FT INT WEATHER    [***]       I
597-6127-0025   CABLE GPS-TO-BTS 25' DEUTSCH CONN INTENSE WEATHER    [***]       I

[*** Confidential Treatment Requested]

     ITEM                           DESCRIPTION                       TOTAL PRICE   (I)NFRA/(C)PE
     ----                           -----------                       -----------   -------------
597-6127-0050   CABLE GPS-TO-BTS 50' DEUTSCH CONN INTENSE WEATHER     [***]               I
597-6127-0100   CABLE GPS-TO-BTS 100' DEUTSCH CONN INTENSE WEATHER    [***]               I
597-6127-0200   CABLE GPS-TO-BTS 200' DEUTSCH CONN INTENSE WEATHER    [***]               I
597-6127-0300   CABLE GPS-TO-BTS 300' DEUTSCH CONN INTENSE WEATHER    [***]               I
598-0002-0002   2FT X 3/4" OD MOUNTING PIPE                           [***]               I
598-0002-0004   4FT X 3/4" OD MOUNTING PIPE                           [***]               I
598-0002-0100   COPPER SET SCREW LUG, STRAIGHT TONGUE, 14-4 AWG,      [***]               I
598-0160-0001   GUIDE PINS BASE UNIT                                  [***]               I
598-0160-0040   STRAP STR RELIEF FOR DIP 40 CONN                      [***]               I
598-1000-0001   HINGE, LIFT-OFF / WITH PIN                            [***]               I
598-1000-0002   HINGE, LIFT-OFF / WITHOUT PIN                         [***]               I
598-1000-0010   U-TYPE FASTENER                                       [***]               I
700-0150-0001   DMC CRIMP TOOL, MH860                                 [***]               I
700-0150-0002   DMC CRIMP TOOL, AF-8                                  [***]               I
700-0150-0003   DMC POSITIONER TOOL, # 86-7                           [***]               I
700-0150-0004   DMC POSITIONER TOOL, # TH163                          [***]               I
700-1100-2001   GREEN / WHITE INSERTION / EXTRACTION TOOL             [***]               I
700-1100-2201   RED / ORANGE INSERTION / EXTRACTION TOOL              [***]               I
900-0009-0055   NETWORK INTERFACE MODULE KIT                          [***]               I
900-0100-0125   TVS MODULE BOX                                        [***]               I
900-0323-1000   BTS-2300-A, ISPOOO, CHP DIECAST                       [***]               I
900-0337-1000   BTS-3700-C. DIECAST ISPOOO. CHPL-3-7030               [***]               I
900-0337-9100   3.7 ROHS NON-ENHANCED BTS-3700-C ISPOOO CHPL-3-7010   [***]               I
900-0350-1000   BTS-2500-C ISPOOO, CHPL -2-6010 DIECAST               [***]               I
900-0350-9100   2.6 ROHS NON-ENHANCED BTS-2500-C ISPOOO CHPL-2-6010   [***]               I
900-0352-1000   BTS-3300-C, ISPOOO, CHPL-3-3010 DIECAST               [***]               I
900-0354-1000   BTS-3500-C, ISPOOO, CHPL-3-5030 DIECAST               [***]               I
900-0354-9100   3.5 ROHS NON-ENHANCED BTS-3500-C ISPOOO CHPL-3-5030   [***]               I
900-0360-1000   BTS-2500-E, ISPOOO, CHPL-2-6010                       [***]               I

[*** Confidential Treatment Requested]

WIMAX- CLEARWIRE PRICING

PRODUCT/DESCRIPTION

Diversity Access Point-2006 (non-Redundant) 4 Sector integrated base site. Includes antennas, 2.5 GHz RF modules, GPS, modem, fiber optic and power cables, power supplies and mounting brackets. Includes any necessary hardware upgrades, if any, from Wave 1 to Wave 2 if originally purchased as Wave
1. Channelization is 5 and 10 MHz.

     Tiers Measured on CUMULATIVE Lifetime purchases of both 4 Sector and 3 Sector products for the DAP 2006 products

Available [***]

        [***]    2008    2009    2010    2011
        -----   -----   -----   -----   -----
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]

Diversity Access Point - 2006 (non-Redundant) 3 Sector integrated base site. Includes antennas, 2.5 GHz RF modules, GPS, modem, fiber optic and power cables, power supplies and mounting brackets. Includes any necessary hardware upgrades, if any, from Wave 1 to Wave 2 if originally purchased as Wave
1. Channelization is 5 and 10 MHz.

     Tiers Measured on CUMULATIVE Lifetime purchases of both 4 Sector and 3 Sector products for the DAP 2006 products

Available [***]

         2007    2008    2009    2010    2011
        -----   -----   -----   -----   -----
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]

WIMAX Network Support (Including Software Maintenance)

     WIMAX NSP per Sector & per CAP Controller per year. Starts January 1st in the year after shipment. Does not include Extended Hardware Maintenance

[***] per Sector per year [***] per CAP controller per year.

- capped at the lesser of 1) [***] per year or 2 [***] per Subscriber per year.

CAP Controller - 1000 Site Configuration

     Hardware includes redundant ATA shelf and access point controller cards for up to 1,000 sites and 1,000,000 users. One(1) is required per access point network.

[***] Available [***]

Portal Element Management System

     Central Server Software per workstation. Excludes PC Hardware License Keys, one required per DAP

[***] Available [***]
[***] Available [***]

Notes - all pricing quoted is for the 2.5 Ghz products in US Dollars - Taxes, Insurance & Freight will be added as applicable 3.5 Ghz DAP products (5 and 7 mhz chnl only) are offered at [***] price as above 3.5 Ghz CPE/PC Cards (5 and 7 mhz chnl only) are offered at [***] to prices shown above

Expedience - Clearwire Pricing

                         2007    2008    2009    2010
                        -----   -----   -----   -----
Expendience Network     [***]   [***]   [***]   [***]
Support (Including
Software Maintenance)

Experience NSP per sector per year. Starts January 1st in the year after shipment. Does not include Extended Hardware Maintenance

- capped at the lesser of 1) [***] per year or [***] per Subscriber per year

[*** Confidential Treatment Requested]

                                   EXHIBIT "A"

                                   SCHEDULE 2

                                     TO THE
                            WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT

                      TARGETED EQUIPMENT AVAILABILITY DATES

MILESTONE #    DATE   2.5 GHZ NETWORK MILESTONES
-----------   -----   --------------------------
     N1       [***]              [***]
     N2       [***]              [***]
     N3       [***]              [***]
     N4       [***]              [***]
     N5       [***]              [***]
     N6       [***]              [***]
     N7       [***]              [***]

This Schedule sets forth Infrastructure Products and target availability dates therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the target availability dates described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified above or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section 2.3.4 of this Agreement.

[*** Confidential Treatment Requested]

                                   EXHIBIT "B"

                                     TO THE
                            WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT

                            TECHNICAL SPECIFICATIONS

                                                           TARGETED DISCUSSION
                                                          DURATION PERIOD FROM
                  EXHIBIT B SCHEDULE                     PERMITTED START DATES*
                  ------------------                     ----------------------
Exhibit B-Schedule 1 - Clearwire Expedience WiMAX                  N/A
Ntw.doc

Exhibit B-Schedule 2 - ASN requirements vO.5.doc                    60

Exhibit B-Schedule 3 - WiMAX ICD requirements vO.3.doc              60

Exhibit B-Schedule 4 - Expedience ICD requirements                 120
vG.3.doc

Exhibit B-Schedule 5 - System validation plan_vO.2.doc              60

Exhibit B-Schedule 6 - Wimax cert profiles vO.2.doc                120

Exhibit B-Schedule 7 - DAP CAP Product                             120
Description1.2a.pdf

Exhibit B-Schedule 8 - Alpha field testplan vO.2.doc                60

Exhibit B-Schedule 9 - Beta market testplan vO.3.doc               180

Exhibit B-Schedule 10 - Wave2 testplan vO.3.doc                    180

*TO the extent the discussions involve third parties other than Motorola and Clearwire, start date will not begin prior to closing.

                           SEE SCHEDULES 1-10 ATTACHED

THIS EXHIBIT "B" SETS FORTH INFRASTRUCTURE PRODUCTS AND TECHNICAL SPECIFICATIONS THEREFOR WHICH CLEARWIRE DESIRES TO PURCHASE. ONCE MUTUALLY AGREED UPON BY THE PARTIES, THIS EXHIBIT "B" WILL BE AMENDED ACCORDINGLY AND MOTOROLA WILL AGREE TO DELIVER INFRASTRUCTURE PRODUCTS IN ACCORDANCE WITH THE SPECIFICATIONS AND FEATURES DESCRIBED IN SUCH AMENDED EXHIBIT "B". MOTOROLA AND CLEARWIRE WILL USE COMMERCIALLY REASONABLE EFFORTS TO ACHIEVE THE OBJECTIVES STATED IN THIS EXHIBIT "B" BY THE DATES SPECIFIED ABOVE OR ELSEWHERE IN THIS AGREEMENT, INCLUDING IDENTIFYING THOSE PROVISIONS OF THIS EXHIBIT "B" THE BREACH OF WHICH WILL BE MUTUALLY AGREED UPON TO CONSTITUTE A MATERIAL BREACH FOR PURPOSES OF SECTION
2.3.4 OF THIS AGREEMENT.

[*** Confidential Treatment Requested]

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 1

Clearwire Expedience/WiMAX Network Architecture

- THIS DIAGRAM OUTLINES A STANDARD WIMAX ARCHITECTURE AS PROPOSED IN NWG STAGE 2 DESIGN.

-    [***]

-    [***]

- THE COLORED BOXES ILLUSTRATE THE NETWORK FUNCTIONS THAT NEED TO EXIST IN THE FUNCTIONAL NETWORK ELEMENTS

[***]

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

[*** Confidential Treatment Requested]

CLEARWIRE WIMAX NETWORK

[***]

[*** Confidential Treatment Requested]

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 2

                            WIMAX ASN-GW REQUIREMENTS

                             DOCUMENT NUMBER: CLROOX
                                  RELEASE: 0.5
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER        DATE                AUTHOR                  DESCRIPTION
------   -------------   ------------------------   ----------------------
0.4      June 14, 2006   Mark Winter/Pete Gelbman   Initial version
..05      June 21, 2006   Pete Gelbman               Joint CW/MOT edits for
                                                    clarification

CONTENTS

1. ASN PROFILE REQUIREMENTS ................................................   5
   1.1. PMIP ...............................................................   5
   1.2. R6 Tunnel ..........................................................   5
   1.3. RRM and R8 Interface ...............................................   5

2. PLATFORM ARCHITECTURE ...................................................   5
   2.1. High Availability ..................................................   5
   2.2. Scalability ........................................................   6
   2.3. Access Control .....................................................   6
   2.4. Interface Support ..................................................   6
   2.5. Protocols ..........................................................   6
   2.6. Latency Performance ................................................   6
   2.7. Server support .....................................................   6

3. ASN BILLING .............................................................   6

4. QOS .....................................................................   7

5. MANAGEMENT ..............................................................   7
   5.1. Security ...........................................................   7
   5.2. Command Line Interface (CLI) .......................................   7
   5.3. Network communications (remote) ....................................   7
   5.4. Serial Communications (local console port) .........................   7
   5.5. Debugging ..........................................................   7
   5.6. Dedicated Management Port ..........................................   7
   5.7. Reporting ..........................................................   8
   5.8. Configuration Management ...........................................   8
   5.9. Storage ............................................................   8

1.   ASN PROFILE REQUIREMENTS

ASN PROFILE C is required, including all functional entities, protocols, and interfaces as defined by the WiMAX Forum Network Working Group (NWG) in current and future versions of WiMAX End-to-End Network System Architecture, Stage 2 and Stage 3 reference documentation, dated 2006.04.17. At the time these requirements are being written, NWG Stage 3 (Detailed protocols and procedures) are still under development. The following sections clarify specific functional requirements in certain areas where necessary.

     1.1. PMIP

ASN must support Proxy Mobile IP.

     1.2. R6 TUNNEL

R6 must support GRE tunneling protocol between BTS and ASN-GW.

     1.3. RRM AND R8 INTERFACE

Within ASN profile C, RRM (including RRA and RRC) and related mobility HO functions are defined to reside in the BS. Separation of BS and ASN-GW functions in this manner is generally in line with Clearwire ASN requirements. However, having all RRM functions reside only in BS may preclude or make it difficult to implement optimized soft handover or network managed mobility handovers. This issue has been recognized within the WiMAX NWG and proposals for using R8 interface (inter-BS communications) to resolve this issue. To date, these strategies have not been defined within NWG stage 2 or 3 documentation. Even within the context of an R8 solution there may be significant implementation challenges, that may requires proprietary BS RRM solutions, or necessitate revisiting the split of RRM functions between BS/ASN within profile C.

Since this issue is currently under investigation in NWG, there is no specific requirement that Clearwire can articulate other than to require that both ASN and BS vendors recognize that this issue exists and commit to the joint development of a comprehensive solution that meets Clearwire mobility requirements.

2.   PLATFORM ARCHITECTURE

     2.1. HIGH AVAILABILITY

The ASN-GW should have the following HA features:

     - System should be designed to provide carrier class with 99.999% availability

     -    No Single Point of failure.

     -    Hitless software upgrades.

     -    Hitless failover for non-stop forwarding.

     - ASN-GW should have messaging if a connection limit has been reached to communicate to the BS to contact another ASN-GW.

     2.2. SCALABILITY

     - ASN-GW platform should be scalable enough to support cost effective, flexible hardware deployments of both large and small markets, while maintaining common software functionality & configuration.

     [***]

     2.3. ACCESS CONTROL

ASN-GW should support Access Control Lists

     2.4. INTERFACE SUPPORT

The system must support the following standard network interfaces:

     [***]

     2.5. PROTOCOLS

ASN-GW must support the following protocols:

     [***]

     2.6. LATENCY PERFORMANCE

System should introduce minimal latency as traffic flows through it.

     2.7. SERVER SUPPORT

Any server based application must run on major open source Linux distribution such as CentOS, RedHat Enterprise Linux, etc.

3.   ASN BILLING

ASN platform must provide billing function to CRM. It's expected that this will occur via industry standard AAA/RADIUS interface from ASN elements; however WiMAX has not fully defined these requirements.

Issues to be jointly worked out:

     - Per current WiMAX stage 2/3 docs, AAA lives in CSN. Its recognized that having AAA/Proxy live within ASN may be a good thing.

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                                                                               5

     - Another complexity is that CW USA is actually a ASN & CSN so these boundaries do not currently directly align with overall sys-arch.

4.   QOS

ASN-GW should support [***] techniques. These should facilitate QoS policy definition, classification, and enforcement.

5.   MANAGEMENT

ASN-GW Management details shall be specified in detail under general Clearwire OAM&P requirements. The following sections provide specific additional requirement.

     5.1. SECURITY

ASN-GW operator security authentication should be capable of supporting RADIUS AAA. NOTE: this is not WIMAX SS authentication - this is management login authentication.

     5.2. COMMAND LINE INTERFACE (CLI)

ASN must provide a terminal CLI access to operating system commands. UNIX shell characteristics with hierarchical menu structure with the common function [arg1] [arg2] format, context help, and tab-completion is preferred. The shell CLI should be common to various access methods such as network, or serial. The well-known Cisco router IOS provides a good example of an engineering-friendly CLI.

     5.3. NETWORK COMMUNICATIONS (REMOTE)

A method for logging into a remote target and for executing commands over a TCP/IP network is required. Industry standard tools such as Telnet and SSH are preferred. For file transfer, SCP, TFTP, and FTP are preferred. These protocols have client programs available on all popular operating systems and API's are available in many programming languages.

     5.4. SERIAL COMMUNICATIONS (LOCAL CONSOLE PORT)

A dedicated local RS-232 interface is required for initial configuration and reliable access to the target shell when the network may not be functional.

     5.5. DEBUGGING

ASN software should provide module/function level debug and data logging capabilities. Since such functions significantly impact MIPS and system performance, each module should provide its own ability to enable/disable debug/logging and discreet levels of verbosity.

     5.6. DEDICATED MANAGEMENT PORT

A dedicated management Ethernet port is required for out of band management of the system.

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

     5.7. REPORTING

System should support the following event, fault, and troubleshooting features at a minimum:

     [***]

     - All these functions should be designed with performance impact considerations.

     5.8. CONFIGURATION MANAGEMENT

     -    ASN devices must provide following functionality:

     [***]

     - ASN-GW software configuration shall be provided via a single text file than can be edited and saved locally or remotely and transferred to and from the device via TFTP/SCP network protocols.

     5.9. STORAGE

The platform should have flash based storage where backup code images and files can be stored.

Todo:

-    Need to add Acronym def

     [***]

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

     [***]

- It's recognized that there are many approaches to these issues with various complex pros/cons that need to be addressed jointly.

     [***]

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

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 3

                             WIMAX ICD REQUIREMENTS

                            DOCUMENT NUMBER: CLR00X
                                  RELEASE: 0.3
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER        DATE          AUTHOR                  DESCRIPTION
------   -------------   ------------   -----------------------------------
0.1      June 13, 2006   Scott Jacka    Initial version
0.3      June 21, 2006   Pete Gelbman   Join CW/MOT edits for clarification

CONTENTS

1.   INTRODUCTION..........................................................    4
2.   INTERFACE DESCRIPTIONS................................................    5
     2.1. AAA to ASN Interface.............................................    5
          2.1.1. Network Connectivity......................................    5
     2.2. EMS to BS Interface..............................................    5
          2.2.1. Network Connectivity......................................    5
          2.2.2. Management and Monitoring.................................    5
     2.3. EMS to ASN Interface.............................................    5
          2.3.1. Network Communications....................................    5
          2.3.2. Management and Monitoring.................................    5
     2.4. EMS to SS/MS Interface...........................................    6
     2.5. EMS to NMS/CRM Interface.........................................    6
3.   EMS REQUIREMENTS......................................................    7
     3.1. General EMS Requirements.........................................    7
     3.2. Tiered Access and Logging........................................    8
     3.3. Command Line Interface...........................................    8
4.   CENTRAL SOFTWARE, INVENTORY, AND CONFIGURATION REPOSITORY.............   10
5.   SS TROUBLESHOOTING API................................................   12
6.   NETWORK SUPPORT TOOLS.................................................   13
     6.1. Drive test application software..................................   13
     6.2. SS/MS Test Tool..................................................   13

1.   INTRODUCTION

This ICD provides the framework for the interfaces to be supported within the WiMAX network. These functions can be classified into the following categories:
Operations, Maintenance and Provisioning and will be vital to the Clearwire network deployment. The high level interfaces to be included in this appendix are shown in Figure A.2.1 -ICD High Level Diagram. The blue shaded blocks in the diagram are vendor provided elements while the green shaded items are implemented and provided by Clearwire.

                                      [***]

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

2.   INTERFACE DESCRIPTIONS

     2.1. AAA TO ASN INTERFACE

          2.1.1. NETWORK CONNECTIVITY

The interface between the ASN and the AAA server should support RADIUS, or DIAMETER via a TCP/IP network connection.

     2.2. EMS TO BS INTERFACE

          2.2.1. NETWORK CONNECTIVITY

It is required that the BS be reachable via a [***]

          2.2.2. MANAGEMENT AND MONITORING

The management and monitoring of the ASN by the EMS should be completed through widely accepted industry standard interfaces. Specifically the ASN to EMS interface should support [***]

     2.3. EMS TO ASN INTERFACE

The EMS to ASN interface must support the management of the ASN. The functions associated with this management are specified in this section of the appendix.

          2.3.1. NETWORK COMMUNICATIONS

It is required that the ASN be reachable via a [***]

          2.3.2. MANAGEMENT AND MONITORING

The management and monitoring of the ASN by the EMS should be completed through widely accepted industry standard interfaces. Specifically the ASN to EMS

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                                                                               5
interface should support [***]

     2.4. EMS TO SS/MS INTERFACE

The EMS to SS interface is unique in the network [***]

The services relative to the EMS to SS interface are specified in section 3.0 EMS Requirements section of the appendix. A summary of these functions to be supported via the EMS to SS interface are as follows:

     [***]

Any information exchanged between the SS/MS and the network should be done in a safe manner and minimizing risks networking security. For example the BS and associated management network should not be directly accessible through the air interface of the SS.

     2.5. EMS TO NMS/CRM INTERFACE

EMS must support industry standard interfaces to 3rd party NMS and CRM platforms. The definition of industry standard may vary, currently its felt that [***]

Specific capabilities of the EMS which may impact the information exchanged on this interface are further outlined in the 3.0 EMS Requirements section of this document and ASN requirements doc.

An API should be provided on the EMS using industry standard interfaces to facilitate the integration between CRM and the EMS. This connection is required to facilitate management and troubleshooting of subscriber issues.

Specific capabilities related to the EMS to CRM Interface are further outlined in section 3.0 EMS

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

3.   EMS REQUIREMENTS

The EMS is a key focal point of the WiMAX network which allows for the operation, maintenance, and provisioning of the network. The WiMAX SPWG team is still in the process of developing requirements of the EMS as of Release 1.5 of the document "Recommendations and Requirements for Networks based on WiMAX Forum Certified Products".

     3.1. GENERAL EMS REQUIREMENTS

Many specific requirements of the EMS will require [***]. However, capabilities [***] follows:

     [***]

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

     3.2. TIERED ACCESS AND LOGGING

Applications within the EMS should support tiered access levels. The tiered-access levels should be configurable by Clearwire on a per-user basis. The included capability should also allow for the viewing of capability to be removed from users where access permissions are not allowed.

All login attempts (failed and successful), executed user commands, and command results should be logged in a human readable log file. Entries should include the user performing each action as well as the date and timestamp the action was performed.

The management of user passwords should either be stand alone within the application or via the use of RADIUS.

     3.3. COMMAND LINE INTERFACE

Clearwire views CLI as [***] and would like to submit the following as initial input towards a MOI MRD:

The WiMAX system should contain a Command Line Interface (CLI) for each device where appropriate (examples: ASN, BS, SS/MS). This Interface will be used for executing operating system commands from direct or remote locations. The following requirements are placed on the CLI:

[***]

The CLI should allow for basic and advanced troubleshooting of the network element. Key functionality which should be available via the CLI are as follows:

[***]

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                                                                               8

[***]

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                                                                               9

4.   CENTRAL SOFTWARE, INVENTORY, AND CONFIGURATION REPOSITORY

The WiMAX system must offer a central, or regionally, located service which performs software management and element configuration. The preliminary list of requirements generic to each tool are as follows:

     -    This core functionality should be part of a delivered EMS package.

     - The application should allow for authenticated and tiered access as described elsewhere in this document.

     - All login attempts (failed and successful), executed user commands, and command results should be logged in a human readable log file. Entries should include the user performing each action as well as the date and timestamp the action was performed.

The preliminary list of requirements for the software upgrade aspect of the tool are as follows:

     - Upgrades of the BS or SS/MS can be performed on a scheduled, ad-hoc, or automatic basis for the BS and SS/MS software updates.

     - Delivery of the software should be performed in a reliable and efficient manner, particularly with respect to the SS/MS.

     - Application software should be delivered to an inactive software partition on the BS and SS/MS in order to minimize the chance of having a defective unit as the result of the upgrade process.

          [***]

     - The software update application should provide detailed reports on the SS upgrade process (ie units successfully upgraded, units that failed, units that were last known on each software revision).

The preliminary list of requirements for the inventory configuration management tool are as follows:

[***]

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                                                                              10

[***]

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                                                                              11

5.   SS TROUBLESHOOTING API

The EMS interface should contain the capability to support subscriber diagnostics. This API should allow for remote diagnostics to be performed on a specified SS/MS in order to support the customer care process.

At a minimum, the information provided by this interface should contain the following types of information:

     -    Device status (enabled, disabled)

     - Device state (registered - provide BTS information, not registered - provide last registration time and location)

     -    Running software version

     -    CPE type and model information

     [***]

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                                                                              12

6.   NETWORK SUPPORT TOOLS

There are additional network support tools required to be provided by the equipment vendor. These tools will have specific interfaces to the hardware being provided.

     6.1. DRIVE TEST APPLICATION SOFTWARE

A drive test application will required in order to capture the performance of the [***]

     6.2. SS/MS TEST TOOL

Clearwire is requesting that a tool be provided to test field returns in order to quantify if a device is defective, or if the issue for return could be related to user error. This tool should exercise as much of the SS/MS as is practical without requiring disassembly of the device.

The exact specifications of this tool should be defined as a part of further technical discussions with the vendor with an intention to provide a tool for use prior to a general-availability release of the WiMAX network. The expectation is that discussions would lead to an MRD resulting in an available tool.

NOTES:

In reference to section 2.1 (AAA interface), its jointly recognized that RADIUS solution is fine. Ref to Diameter is supplied due to WiMAX ref document compliance.

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                                                                              13

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 4

                           EXPEDIENCE ICD REQUIREMENTS

                             DOCUMENT NUMBER: CLROOX
                                  RELEASE: 0.1
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER        DATE          AUTHOR       DESCRIPTION
------   -------------   -----------   ---------------
0.1      June 13, 2006   Scott Jacka   Initial version
0.2      June 16, 2006   JS
0.3      June 21, 2006   Scott Jacka

CONTENTS

1. NEXTNET EXPEDIENCE OPERATIONS AND SYSTEM MAINTENANCE ....................    4
   1.1. NextNet Provided Applications -ISP/AP/PLADMIN ......................    4
   1.2. Clearwire Cheetah Application ......................................    4
   1.3. NextNet Expedience Syslog ..........................................    4
   1.4. NextNet Command Line Interface .....................................    5
   1.5. NextNet SNMP MIB ...................................................    5
   1.6. NextNet BTS Software Upgrade Tool ..................................    5
   1.7. NextNet Expedience Field Test ......................................    6
   1.8. NextNet Expedience Load Master .....................................    6
   1.9. NextNet Link Monitor ...............................................    6

2. NEXTNET EXPEDIENCE SUBSCRIBER PROVISIONING ..............................    6
   2.1. Clearwire BOSS to NextNet Expedience Interface......................    6
   2.2. Support for clustering .............................................    6
   2.3. Roaming Requirements ...............................................    6

1.   NEXTNET EXPEDIENCE OPERATIONS AND SYSTEM MAINTENANCE

The existing NextNet Expedience interfaces and tools must be maintained in order to allow the continued operation of the Clearwire network. These applicable interfaces and tools are described in this appendix of the document.

Actual deliverable dates and commitments associated with changes or new requirements will be involved in a 3-way discussion between Clearwire, NextNet, and Motorola. Deliverables are also dependent upon adequate project funding.

     1.1. NEXTNET PROVIDED APPLICATIONS -ISP/AP/PLADMIN

The NextNet Expedience system must maintain the existing web page functionality for the ISP server, AP server, and pladmin applications which exist today. Future application enhancements and tool capability are anticipated with the expectation that these changes do not remove existing functionality and all modifications should be fully documented.

[***]

The existing NextNet Expedience architecture requires [***]

     1.2. CLEARWIRE CHEETAH APPLICATION

The Clearwire Cheetah application is an internal Clearwire tool used by customer care, the NOC, and engineering to investigate the current status of a CPE on the Clearwire network. This CPE diagnostics tool leverages [***] to enhance the Cheetah support as required.

     1.3. NEXTNET EXPEDIENCE SYSLOG

The NextNet Expedience BTS generates a number of [***]

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

[***]

     1.4. NEXTNET COMMAND LINE INTERFACE

The NextNet Operating System (NNOS) command line is the [***]

     1.5. NEXTNET SNMP MIB

The NextNet Expedience system offers a variety of [***]

     1.6. NEXTNET BTS SOFTWARE UPGRADE TOOL

NextNet must maintain a BTS upgrade tool with as much, or more, capability then the existing tool. Full documentation from NextNet should be produced at the time the any new software is released to Clearwire in a Beta stage.

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

     1.7. NEXTNET EXPEDIENCE FIELD TEST

NextNet must maintain a Field Test application with as much, or more, capability then the existing tool. Full documentation from NextNet should be produced at the time the any new software is released to Clearwire in a Beta stage.

     1.8. NEXTNET EXPEDIENCE LOAD MASTER

NextNet must maintain a LoadMaster application with as much, or more, capability then the existing tool. Full documentation from NextNet should be produced at the time the any new software is released to Clearwire in a Beta stage.

     1.9. NEXTNET LINK MONITOR


NextNet must maintain a Link Monitor application with as much, or more, capability then the existing [***] application. Full documentation from NextNet should be produced at the time the any new software is released to Clearwire in a Beta stage.


2.   NEXTNET EXPEDIENCE SUBSCRIBER PROVISIONING

     2.1. CLEARWIRE BOSS TO NEXTNET EXPEDIENCE INTERFACE

The inserted document [***]

     2.2. SUPPORT FOR CLUSTERING

Clearwire has a need to create a [***]

     2.3. ROAMING REQUIREMENTS


There is an operational requirement that [***]


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                                                                               6

[***]

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                                                                               7

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 5

                          WIMAX SYSTEMS VALIDATION PLAN

                             DOCUMENT NUMBER: CLR00X
                                  RELEASE: 0.2
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER        DATE          AUTHOR       DESCRIPTION
------   -------------   -----------   ---------------
0.1      June 15, 2006   Scott         Initial version
                         Jacka/Pete
                         Gelbman
0.2      June 21, 2006   Scott Jacka   Joint updates

CONTENTS

1. INTRODUCTION ...........................................................    5

2. VALIDATION TEST PLATFORM REQUIREMENTS ..................................    5
   2.1. Test Platform Configurations ......................................    5
   2.2. Network Configuration .............................................    6
   2.3. Network Test Tools - Chariot ......................................    6

3. SOFTWARE VERIFICATION INTERFACE REQUIREMENTS ...........................    6
   3.1. RF performance metrics (BS/SS) ....................................    6
   3.2. Frame counters and modulation class statistics (BS/SS) ............    6
   3.3. System and session status/reports (BS) ............................    7
   3.4. Radio Resource Control (BS) .......................................    7
   3.5. Radio/Antenna hardware control (BS) ...............................    7
   3.6. Power Control and Link Adaptation (BS) ............................    7
   3.7. Test data (BS/SS) .................................................    7
   3.8. Data logging (BS) .................................................    7
   3.9. Processor and Memory Status (BS/SS) ...............................    8
   3.10. Test Client Requirement ..........................................    8
4. CWG AND SPWG 802.16E PROTOCOL AND PROFILE REQUIREMENTS .................    8

5. ASN TESTING ............................................................    8
   5.1. ASN-GW failover ...................................................    9
   5.2. ASN-GW under load .................................................    9
   5.3. General Testing ...................................................    9

6. SECURITY VALIDATION ....................................................    9

7. NETWORK IP VALIDATION ..................................................    9

8. PHY/RF TESTS ...........................................................    9
   8.1. RF Testing Overview ...............................................    9
   8.2. Hardware RF Performance ...........................................   10
      8.2.1. Transmitter ..................................................   10
      8.2.2. Receiver .....................................................   10
   8.3. Mobility/Fading Tests .............................................   10
   8.4. WiMAX Wave 2 PHY Validation .......................................   10
      8.4.1. Calibration Tests ............................................   10
      8.4.2. Maximum Ratio Combining ......................................   10
      8.4.3. MIMO Processing/Multiplexing .................................   11
      8.4.4. AAS Spatial Processing .......................................   11
   8.5. Additional RF Requirements ........................................   11
      8.5.1. Interference Rejection .......................................   11
9. MAC VALIDATION (LAB TESTING, CABLED RF) ................................   11
   9.1. Resource Allocation/QoS ...........................................   11
   9.2. Oversubscription ..................................................   11
   9.3. Transmission Latency ..............................................   11
10. MANAGEMENT VERIFICATION ...............................................   12
   10.1. Command Line Interface ...........................................   12
   10.2. SNMP MIB .........................................................   12

   10.3. Alarm Traps ......................................................   12
   10.4. Exception Testing ................................................   12

1.   INTRODUCTION

System Validation testing will be conducted in a controlled lab environment prior to, and in parallel with, the radiated field testing. The testing in the laboratory environment is intended to occur over a conducted airlink. Laboratory testing will be used to establish that the system meets minimum performance criteria before the commencement of more complex and involved radiated field testing. The laboratory environment can also be used for problem replication of field issues where applicable.

The system validation stage is also intended to allow for Clearwire to become familiar with the hardware, software, and operational requirements of the WiMAX platform. As new hardware and software releases are introduced the laboratory environment this allows for a controlled exercise of the network and its elements. Major issues encountered during the laboratory validation should be resolved prior to the introduction of the software into the radiated Alpha field trial system.

Many of the test scenarios in this document are capable of being executed in the Motorola or Clearwire test labs and network. More detailed work to complete the scope and requirements of the testing and where it is appropriate to complete the test program. Any, or all, of the test cases outline may be satisfied through the existing Motorola test program subject to review by Clearwire. Clearwire believes that it is critical that the performance metrics outlined in
Section 3 of this document be supported in the platform, [***]

2.   VALIDATION TEST PLATFORM REQUIREMENTS

A large scale laboratory test bed will be created that will constantly exercise the ASN, BS, and SS capabilities in controlled environment. This testing will include a mix of data traffic types, VoIP traffic, airlink conditions, and management traffic.

These test beds shall be available for the purposes of the test cases called out in the remainder of the document.

     2.1. TEST PLATFORM CONFIGURATIONS

[***] test beds are being requested at this time in order to support the project.

They are described as follows:

[***]

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                                                                               5

Each test bed should contain a mixture of SS variants that will be deployed into the Clearwire network. The exact type of SS for each test bed will be determined at a later date. Five SS and one BTS sector worth of spare parts should also be provided.

     2.2. NETWORK CONFIGURATION

(TBD) Basically all basic network infrastructure required; switches, routers, etc

     2.3. NETWORK TEST TOOLS - CHARIOT


In order to concentrate on the RF system performance alone, a test tool called [***] that allows a tester to emulate and model a wide variety or end-to-end application layer traffic across the radio network while avoiding the logistical nightmares associated with executing such large scale tests with real client/server network infrastructure.


[***]

3.   SOFTWARE VERIFICATION INTERFACE REQUIREMENTS

System integration and validation testing requires significant software support for test interfaces, functions and reporting. The following sections describe the software test requirements for both BS and SS.

     3.1. RF PERFORMANCE METRICS (BS/SS)

The following radio measurements are required for both [***]

[***]

     3.2. FRAME COUNTERS AND MODULATION CLASS STATISTICS (BS/SS)

[***]

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                                                                               6

[***]

     3.3. SYSTEM AND SESSION STATUS/REPORTS (BS)

[***]

     3.4. RADIO RESOURCE CONTROL (BS)

[***]

     3.5. RADIO/ANTENNA HARDWARE CONTROL (BS)

[***]

     3.6. POWER CONTROL AND LINK ADAPTATION (BS)

[***]

     3.7. TEST DATA (BS/SS)

The BS/SS should have some method of generating continuous test data in a fashion representative of end-user data sessions.[***]

     3.8. DATA LOGGING (BS)

During development and debug and later validation phases it is [***]

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                                                                               7

     3.9. PROCESSOR AND MEMORY STATUS (BS/SS)

The processor utilization, at a per task level, and memory consumption for each processor task should be [***]

     3.10. CAPC TEST TOOL REQUIREMENT

It is required that a software test tool be included in the test program which, at a minimum, has the following capabilities:

[***]

     This tool will be maintained by Motorola and the testing program will be subject to review by Clearwire.

4.   CWG AND SPWG 802.16E PROTOCOL AND PROFILE REQUIREMENTS

The work of the WiMAX Certification Working Group (CWG) is considered within the scope of the lab phase of qualification testing. The work of the CWG is still in draft form and the applicable document is the "Test Suite Structure and test Purposes (TSS&TP) for testing the Interoperability between WiMAX devices in WiMAX Forum Plugfest #3". The work of the CWG team will continue to be monitored and it is expected that the provided WiMAX platform will be able to successfully pass all applicable tests.

The WiMAX Service Providers Working Group (SPWG) is creating a set of requirements for certified WiMAX products. The output of this work will provide additional guidance into the required performance of the delivered WiMAX solution. The work of the SPWG is captured in the "Recommendations and Requirements for Network based on WiMAX Forum Certified Products". This document is still in draft form at this time.

5.   ASN TESTING

All interfaces and functionality of ASN-GW and BS interoperation must be validated in accordance with the requirements of their individual WiMAX and vendor specifications.

The following are performance tests that will be exercised in controlled lab environment.

It should be noted that the ASN testing requirements were drafted without considering the existing Motorola CAPC architecture. Therefore the specific test cases in this section will be modified, but the generic failover scenarios will apply. Actual test cases to be updated pending further discussions between Motorola and Clearwire. Please reference the ASN notes section in the ASN appendix document.

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

     5.1. ASN-GW FAILOVER

Verify the following when an ASN-GW fails (for instance loss of power):

[***]

     5.2. ASN-GW UNDER LOAD

Generate load on the ASN. Ideally get it [***] an 'Internet' mix of packet sizes.

[***]

     5.3. GENERAL TESTING

[***]

6.   SECURITY VALIDATION

Validate complete WiMAX end-2-end IP assignment flow [***]

7.   NETWORK IP VALIDATION

Validate complete WiMAX end-2-end IP assignment flow [***]

8.   PHY/RF TESTS

     8.1. RF TESTING, OVERVIEW

RF testing is accomplished in [***] phases:

     [***] This typically means testing the radio channels in a cabled lab environment with [***]

     [***] This is the next level of RF testing, where channel conditions such [***] as they are in a real world wireless environment. This exercises the radio system's full functionality and [***]

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

     [***]

     8.2. HARDWARE RF PERFORMANCE

Prior to radiated testing the BS/SS hardware must meet established RF performance specifications. Detailed specs will be derived from WiMAX Mobility and Certification Profiles, as well as vendor specifications. The following items are representative of the basic radio hardware performance criteria areas that will be tested:

          8.2.1. TRANSMITTER

     [***]

          8.2.2 RECEIVER

     [***]

     8.3  SYSTEM

     [***]

     8.4. WIMAX WAVE 2 PHY VALIDATION

The following sections outline lab tests to be performed in a conducted cabled RF environment to validate the [***]

          8.4.1. CALIBRATION TESTS

     [***]

          8.4.2. MAXIMUM RATIO COMBINING

     [***]

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

          8.4.3. MIMO PROCESSING/MULTIPLEXING

     (TBD)

          8.4.4. AAS SPATIAL PROCESSING

     [***]

     8.5. ADDITIONAL RF REQUIREMENTS

          8.5.1. INTERFERENCE REJECTION

     [***]

9.   MAC VALIDATION (LAB TESTING, CABLED RF)

The performance of the MAC is [***] to the overall success of the deployed WiMAX solution. It is important to stress the MAC is [***] The testing related to the MAC is specified in this section.

     9.1. RESOURCE ALLOCATION/QOS

Measure performance with multiple SS utilizing the same channel resources for data transmission. At maximum load, users should [***]

[***]

     9.2. OVERSUBSCRIPTION

Measure performance with multiple SS utilizing the same channel resources for data transmission [***]

     9.3. TRANSMISSION LATENCY

Verify performance of uplink and downlink transmission latency for various packet sizes under [***]

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

10.  MANAGEMENT VERIFICATION

     10.1. COMMAND LINE INTERFACE

Verify that the command line functions within provided guidelines and that the level of debugging and troubleshooting interfaces is sufficient.

     10.2. SNMP MIB

Verify that the SNMP MIB can compile and that the MIB is functional and provides sufficient information to operate and maintain the network.

     10.3. ALARM TRAPS

Verify that the equipment generates alarms and SNMP traps in accordance with the manufacturer specifications.

     10.4. EXCEPTION TESTING

Verify that when interface cables are removed that the system performs as anticipated. Verify that given the failure of one sector that the remaining sectors continue to process traffic normally.

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 6

                          WIMAX CERTIFICATION PROFILES

                             DOCUMENT NUMBER: CLR00X
                                  RELEASE: 0.2
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER        DATE          AUTHOR                    DESCRIPTION
------   -------------   ------------   --------------------------------------
0.1      June 14, 2006   David Holmes   Initial version
0.2      June 21, 2006   Scott Jacka    Updates from the joint review session.

CONTENTS

1. FREQUENCY BANDS & CHANNEL SPACING .......................................   4

2. OTHER PHYSICAL LAYER PARAMETERS .........................................   4

3. CERTIFICATION PROFILE REQUIREMENTS ......................................   4

   3.1. Certification profile features .....................................   4
   3.2. Exceptions .........................................................   4

1.   FREQUENCY BANDS & CHANNEL SPACING

WIMAX BANDCLASS: [***]
FREQUENCY COVERAGE: 2496-2680MHz
CHANNEL RASTER: [***]

CHANNEL BANDWIDTHS:
- 5MHz (512 FFT, 5.6MHz sample rate),
-  10MHz (1024 FFT, 11.2MHz sample rate).

Note: This does not include requirements for international roaming (e.g. Clearwire US to Clearwire Europe).

2.   OTHER PHYSICAL LAYER PARAMETERS

[***]

3.   CERTIFICATION PROFILE REQUIREMENTS

Due to the developmental nature of the WiMAX Mobile Certification profiles at this time (June 2006), these are included by reference in this appendix. Specific versions to be used for certification of products covered by this contract will be agreed between Clearwire & XYZCo as they are approved by the WiMAX Forum. Exceptions to the agreed WiMAX profiles are (or will be) as noted below.

     3.1. CERTIFICATION PROFILE FEATURES

Refer to "WiMAX Forum6:41:59 PM(TM) Mobile Certification Waves System Profile Features" v1.0.0. 04/06 as applicable (i.e. to base stations). This may be found at http://www.wimaxforum.org/apps/org/workgroup/211ghz/download.php/7281
/WiMAX%20Forum%20System%20Profile%20Certification%20Wave%20Recommendation%20XX
%20xxx%20xxx%2Ov1.0.0.pdf.

     3.2. EXCEPTIONS

No exceptions are noted at this time.

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

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 7

                                     MOTOWI4
                                   WMX1.0/2.0
                       DIVERSITY ACCESS POINT (DAP)/ CAPC

                         PRELIMINARY PRODUCT DESCRIPTION
INFORMATION CONTAINED WITHIN THIS PRELIMINARY PRODUCT DESCRIPTION IS SUBJECT TO
                                     CHANGE

[ ]  Initial Draft                      Version: 1.2

[ ]  Working Draft                      Date: 2006-06-2

[ ]  Pilot

[ ]  Released

[X]  Revision to Released

THIS SCHEDULE SETS FORTH INFRASTRUCTURE PRODUCTS AND TECHNICAL SPECIFICATIONS THEREFOR WHICH CLEARWIRE DESIRES TO PURCHASE. ONCE MUTUALLY AGREED UPON BY THE PARTIES, THIS SCHEDULE WILL BE AMENDED ACCORDINGLY AND MOTOROLA WILL AGREE TO DELIVER INFRASTRUCTURE PRODUCTS IN ACCORDANCE WITH THE SPECIFICATIONS AND FEATURES DESCRIBED IN SUCH AMENDED SCHEDULE. MOTOROLA AND CLEARWIRE WILL USE COMMERCIALLY REASONABLE EFFORTS TO ACHIEVE THE OBJECTIVES STATED IN THIS SCHEDULE BY THE DATES SPECIFIED IN EXHIBIT "B" OR ELSEWHERE IN THIS AGREEMENT, INCLUDING IDENTIFYING THOSE PROVISIONS OF THIS SCHEDULE THE BREACH OF WHICH WILL BE MUTUALLY AGREED UPON TO CONSTITUTE A MATERIAL BREACH FOR PURPOSES OF SECTION
2.3.4 OF THIS AGREEMENT.

                        Motorola Confidential Proprietary
                    Preliminary DAP/CAPC Product Description
                          Document is subject to change

                                TABLE OF CONTENTS

1. Introduction ...........................................................    4
   1.1 Broadband Wireless Access ..........................................    4
   1.2 MotoWi4 based on 802.16e ...........................................    4

2. Diversity Access Point (DAP) ...........................................    6
   2.1 Base Control Unit (BCU) ............................................    7
      2.1.1 Site Controller ...............................................    7
      2.1.2 Modem .........................................................    7
      2.1.3 Alarm/IO ......................................................    8
      2.1.4 Medium Stability Oscillator ...................................    8
      2.1.5 Power Supply ..................................................    8
      2.1.6 Fans ..........................................................    8
      2.1.7 Backplane .....................................................    8
      2.1.8 Surge Protector ...............................................    9
   2.2 Diversity RF Module ................................................    9
   2.3 DAP Redundancy .....................................................   10
   2.4 DAP Capacity .......................................................   11
   2.5 Interfaces .........................................................   12
      2.5.1 Physical Interfaces ...........................................   12
      2.5.2 Logical Interfaces ............................................   12
   2.6 Summary Spec Sheet .................................................   12

3 DAP in a Distributed Network Architecture ...............................   14

4 Network Implementation ..................................................   15
   4.1 Wimax Forum Defined Architecture ...................................   15
   4.2 Mapping of Motorola Architecture to the Wimax Reference
       Architecture .......................................................   18
   4.3 CAPC Details .......................................................   19
      4.3.1 CAPC platform .................................................   20
      4.3.2 CAPC Redundancy ...............................................   21
      4.3.3 CAPC Capacity .................................................   21
      4.3.4 CAPC Interfaces ...............................................   21
   4.4 QoS ................................................................   22
   4.5 Security ...........................................................   22

5 Feature Set .............................................................   23
   5.1 IMS based features and services ....................................   24

6 Backhaul ................................................................   25

7 Standards Compliance ....................................................   26

Appendix A - Abbreviations ................................................   28

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

                                TABLE OF FIGURES

Figure 1: DAP view ........................................................    7
Figure 2: BCU Layout ......................................................    8
Figure 3: DAP RF Integrated Module ........................................    9
Figure 4: Diversity Access Point Architecture .............................   10
Figure 5: Wimax Distributed Architecture ..................................   14
Figure 6: Wimax Forum Network Reference Architecture ......................   16
Figure 7: Motorola's implementation of the Wimax Architecture .............   17
Figure 8: ASN Decomposition ...............................................   19
Figure 9: CAPC Platform ...................................................   21

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1    INTRODUCTION

1.1  Broadband Wireless Access

Networks including wireless and wireline are converging towards mobile broadband allowing for greater mobility providing user experience similar to what a user would have in an office LAN environment. The technology that offers both mobility and broadband wireless access is the 802.16e based Wimax technology offering significant benefits over other technologies.

Wimax networks are geared to support deployments that range from fixed to nomadic to fully mobile solutions. Motorola provides an end to end solution combining it's Wimax products with commercial off the shelf equipment for either a fixed or mobile solution.

1.2  MotoWi4 based on 802.16e

Motorola is already a leader in Broadband Wireless Access through the Canopy(TM) product line, a low cost solution primarily used for unlicensed fixed applications. Governments (municipalities) and enterprises use Canopy for voice, video and data backhaul, while many carriers use Canopy for Wireless Internet service, primarily in rural and developing areas. Canopy's excellent RF interference rejection characteristics make it an ideal solution for unlicensed bands at 900MHz, 2.4GHz, and 5.2 to 5.7GHz. Motorola's first Wimax product Ultra Light Access Point leverages heavily on the success of the canopy product line and offers a Wimax 802.16e based solution for early fixed deployments.

Motorola decided to adopt the 802.16e specification after carefully weighing the benefits of 802.16e over 802.16d. There are significant benefits in using 802.16e over 802.16d even for fixed deployments. These benefits are listed below.

[***]

The "MotoWi4" is an umbrella marketing term encompassing Motorola Wimax products addressing the broadband wireless access including both fixed and mobile segments. The following segments are the target markets for MotoWi4 solutions.

[***]

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[***]

The product line includes the Ultra Light Access Point (ULAP), Diversity Access Point (DAP), a range of Subscriber Devices - portable and mobile handset solutions, and multi-mode terminals to support other 2G/3G cellular technologies simultaneously, and other supporting network elements such as the CAPC. This document focuses on the DAP in light of "Mobile" broadband wireless access.

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                                                                               6


2    DIVERSITY ACCESS POINT (DAP)

Diversity Access Point provides an operator the capability to provide fully mobile broadband wireless access coverage similar to coverage provided by 2G and 3G low speed cellular data networks. This document covers in detail the DAP product itself in addition to providing some high level details on network implementation utilizing DAPs to provide service to end users.

Fully compliant to the IEEE 802.16e specification the DAP solution has the following features

[***]

Figure 1 shows the layout of the DAP. As shown the DAP consists of two major subsystems: the base control unit (BCU) and the RF sections or heads (one per sector). The BCU cabinet resides at the bottom of the antenna tower containing hot-pluggable slots for up to two site controllers and up to four modem boards. It also contains an Alarm/IO board, fans, and the power distribution system for the entire site. The Diversity Access Point has a 2-antenna RF section that is a single self-contained field replaceable unit (FRU).

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                              (FIGURE 1: DAP VIEW)

The DAP major subsystems are further broken down into specific modules.

2.1  Base Control Unit (BCU)

The following modules are part of the BCU as illustrated in Figure 2:

2.1.1 SITE CONTROLLER

[***]

2.1.2 MODEM

[***]

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                             (FIGURE 2: BCU LAYOUT)

2.1.3 ALARM/IO

[***]

2.1.4 MEDIUM STABILITY OSCILLATOR

[***]

2.1.5 POWER SUPPLY

[***]

2.1.6 FANS

[***]

2.1.7 BACKPLANE

[***]

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2.1.8 SURGE PROTECTOR

[***]

2.2  Diversity RF Module

[***]

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[***]

2.3  DAP Redundancy

Motorola's M0T0Wi4 products are designed to achieve high availability and can be configured to support redundancy options.

[***]

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[***]

2.4  DAP Capacity

The DAP RF capacity will vary significantly based on the terrain where the DAP is deployed and the subscriber density. The table below shows some sample values for throughput and range for the DAP based on the following assumptions.

     -    Capacity Driven Scenario

[***]

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                                      [***]

                              Table 1: DAP Capacity

The DAP is designed to support up to [***] users (combination of active, idle, and sleeping users) with up to [***] active users per sector.

2.5  Interfaces

2.5.1 Physical Interfaces

The over the air interface between the DAP and the subscriber device (CPE, MSS, PCMCIA, etc.) is per the 802.16e specification. The air interface covers both the physical and the MAC layers. The DAP provides an RJ-45 port for connectivity to the network allowing for the base stations to connect to a layer 2 backbone enabling faster handoff times.

2.5.2 Logical Interfaces

The DAP base stations form a part of the [***] (please refer to Section 4 for details). As shown in Figure 6, the interfaces that are considered to be external to the [***] are the [***] and [***] interfaces as defined by the Wimax forum. Per Wimax forum stage 2 definition, the [***] interface is defined to consist of the set of control plane protocols between the [***] and the [***] to support [***]policy enforcement and mobility management capabilities. It also encompasses the bearer plane methods (e.g., tunneling) to transfer user data between the [***] and the [***]. The [***] interface consists of the set of control and bearer plane protocols originating/terminating in various functional entities of an [***] that coordinate [***] mobility between [***] and [***]

2.6  Summary Spec Sheet

Table 2 summarizes the preliminary set of specifications of the Diversity Access Point.

Air Interface

[***]

Duplex Mode

[***]

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[***]

                           Table 2: DAP Specifications

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                                                                              14


3    DAP IN A DISTRIBUTED NETWORK ARCHITECTURE

[***]

                    Figure 5: Wimax Distributed Architecture

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                                                                              15


4 NETWORK IMPLEMENTATION

4.1  Wimax Forum Defined Architecture

The Wimax forum (http://www.wimaxforum.org) defines the reference architecture for solutions utilizing Wimax products providing full mobility similar to today's cellular network deployments. The reference architecture also defines the interface between the different logical entities [***]

Figure 6 below shows the definition of the Wimax forum defined reference architecture followed by Figure 7 showing a representation of Motorola embodiment of the reference architecture.

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             (FIGURE 6: WIMAX FORUM NETWORK REFERENCE ARCHITECTURE)

[***]

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         (FIGURE 7: MOTOROLA'S IMPLEMENTATION OF THE WIMAX ARCHITECTURE)


[***]


          Figure 7: Motorola's implementation of the Wimax Architecture

A brief description of the various entities is provided below.

[***]

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[***]

4.2  Mapping of Motorola Architecture to the Wimax Reference Architecture

[***]

The [***] and [***] interfaces as shown in Figure 8 below are considered to be Motorola internal interfaces with only the [***] and [***] interface exposed for interoperability with other vendor equipment. Connectivity to the [***] as well as [***] domains is done over the [***] interfaces.

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                                                                              19


[***]

4.3  CAPC Details

The [***] as shown in Figure 8 contains [***] divided into two parts called the [***] shown below.

[***]

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4.3.1 CAPC PLATFORM

[***]

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                            (FIGURE 9: CAPC PLATFORM)

4.3.2 CAPC REDUNDANCY

[***]

4.3.3 CAPC CAPACITY

[***]

4.3.4 CAPC INTERFACES

[***]

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[***]

4.4  QOS

The 802.16e specification defines a set of scheduling classes at the MAC level that making a range of services possible. The five classes that are spelled out in the 802.16e specification and supported by Motorola are UGS, rtPS, ertPS, nrtPS, and BE enabling realtime as well as non-realtime services. 802.16e definition, however, is not enough to satisfy the end to end QoS implementation. Motorola's solution provides an end to end capable QoS framework.

Each user is provisioned with a set of service flows which map to different services that are offered. For example, VoIP and best effort data services may be defined as two distinct service flows for a user with each service flow being associated with QoS related parameters including the 802.16e defined scheduling class, DiffServ CodePoint (DSCP), minimum and maximum data rates, etc. These parameters are utilized at different points in the network providing proper handling of the service flow.

4.5  SECURITY

[***]

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5    FEATURE SET

The following is a list of high level features that are supported as part of the Motorola Wi4 architecture

[***]

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[***]

5.1  IMS based features and services

The Motorola Wimax when combined with the Motorola IMS solution can provide a compelling array of features and services. These services may include, but are not limited to the following.

     -    VoIP

     -    Seamless Mobility (WiFi/Cellular)

     -    Seamless Mobility (Common Service Profile)

     -    Presence

     -    Common Address Book

     -    Location

     -    Video Call Video Streaming (Advertising, TV, VOD, etc.)

     -    Audio Streaming (Advertising, Radio, MOD, etc.)

     -    Audio/Video File Download

     -    Machine to Machine Solutions (e.g., Vending Machines)

     -    Prepaid Push To X (Talk, View, Video)

     -    Instant Messaging (Picture or Video Component)

     -    Instant Voice Message

     -    Unified Messaging

     -    Text Messaging (Alerts, Notifications)

     -    Conferencing (Audio/Video)

     -    Find Me/Follow Me

     -    Multi-Player Gaming

     -    IVR

     -    Ring Back Tones

     -    Splatt

The standard interface between the IMS domain and the Wimax network is being defined within the Wimax Forum and Motorola will comply with the specification when it becomes available. The connectivity is possible already using standard IP connectivity.

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                                                                              25


6    BACKHAUL

Motorola's DAP and CAPC can be connected to an operator's existing network through L2 as connectivity from the DAP and the CAPC can be provided using Ethernet. Motorola's Wimax products are being tested against multiple vendors' L2 and L3 equipment to ensure interoperability. Motorola can work with greenfield operators in case they need help setting up an end to end network.

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                                                                              26


7    STANDARDS COMPLIANCE

Motorola's proposal is based on the IEEE 802.16e (2005) specification; thus conformant to an international standard. In addition, the Wimax Forum has defined an architecture based on the 802.16e specification that allows for standardized interfaces between different network elements which Motorola complies with. Motorola is a principal member of the Wimax forum actively participating in working groups defining profiles that vendors must support for compliance.

Interoperability with third party infrastructure and CPE will be assured through Wimax certification and interoperability testing. Motorola will go through the certification process and will ensure that its products meet the interoperability criteria set forth by the Wimax forum. Prior to Wimax certification Motorola has plans to conduct thorough product testing for all its Wimax products for interoperability with each other. Some of this verification will also be done as part of our forthcoming customer trials.

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APPENDIX A - ABBREVIATIONS

2G       2nd Generation
3G       3rd Generation
AAA      Authorization, Authentication, Accounting.
AEMS     Advanced EMS
A-GPS    Assisted GPS
AP       Access Point
ASN      Access Service Network
ASN-GW   ASN-gateway
BCU      Base Control Unit
BEMS     Basic EMS
BTS      Base Transceiver Station
CAPC     Carrier Access Point Controller
CGL      Carrier Grade Linux
CPE      Customer Premise Equipment
CPRI     Common Public Radio Interface
CSN      Core Service Network
DAP      Diversity Access Point
DC       Direct Current
DL       Downlink
DSCP     Diffserv Code Point
DSP      Digital Signal Processor
EAP      Extensible Authentication Protocol
EIRP     Effective Isotropic Radiated Power
EMS      Element Management System
FRU      Field Replaceable Unit
GHz      Gigahertz
GPS      Global Positioning System
I/O      Input/output
IDS      Intrusion Detection System
IMS      Internet Multimedia System
IP       Internet Protocol
IPSec    IP Security
IPv6     IP Version 6
IVR      Interactive Voice Response
LAN      Local Area Network
MAC      Media Access Control
MBS      Multicast Broadcast Service
MHz      Megahertz
MIMO     Multiple Input Multiple Output
MIP      Mobile IP
MOD      Music On Demand
MSO      Medium Stability Oscillator
MSS      Mobile Subscriber Station
OFDMA    Orthogonal Frequency Division Multiple Access
PHS      Payload Header Suppression
PHY      Physical
PTT      Push to Talk
PUSC     Partial Usage Subchannelization
QAM      Quadrature Amplitude Modulation
QoS      Quality of Service
QPSK     Quadrature Phase Shift Keying

                        Motorola Confidential Proprietary
                    Preliminary DAP/CAPC Product Description
                          Document is subject to change

RF       Radio Frequency
RoHC     Robust Header Compression
SNMP     Simple Network Management Protocol
TDD      Time Division Duplex
TLS      Transport Layer Security
TRX      Transceiver
UL       Uplink
ULAP     Ultra Light Access Point
VAC      Volts Alternating Current
VDC      Volts Direct Current
VOD      Video On Demand
VoIP     Voice Over Ip.
VPN      Virtual Private Network
WiFi     Wireless Fidelity
WIMAX    Worldwide Interoperability for Microwave Access

                        Motorola Confidential Proprietary
                    Preliminary DAP/CAPC Product Description
                          Document is subject to change

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 8

                           WIMAX ALPHA FIELD TEST PLAN

                             DOCUMENT NUMBER: CLR00X
                                  RELEASE: 0.2
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER        DATE            AUTHOR              DESCRIPTION
------   -------------   ----------------   ----------------------
0.1      June 15, 2006   Scott Jacka/Pete   Initial version
                         Gelbman
0.2      June 21, 2006   Pete Gelbman       Joint CW/MOT edits for
                                            clarification

CONTENTS

1.    INTRODUCTION.........................................................    4
2.    CELL SITE REQUIREMENTS...............................................    4
   2.1.    Cell Site Preparation...........................................    5
3.    PRELIMINARY EQUIPMENT REQUIREMENTS...................................    5
4.    SERVICE PROVIDERS WORKING GROUP (SPWG)...............................    5
5.    RF CONFIGURATION.....................................................    5
6.    EQUIPMENT INSTALLATION...............................................    5
7.    NETWORK TRAFFIC GENERATION/MEASURERMENT..............................    5
8.    RF COVERAGE VERIFICATION.............................................    6
9.    WIFI CO-EXISTENCE TEST...............................................    6
10.   MOBILITY/HANDOVER....................................................    6
   10.1.   Performance at Mobile rates.....................................    6
   10.2.   OFDMA Uplink SER/ICI under load, under motion...................    6
   10.3.   Handover........................................................    7
11.   VOIP.................................................................    8
12.   THROUGHPUT TEST......................................................    8
13.   NEXTNET EXPEDIENCE CO-EXISTENCE......................................    9
14.   DETAILED SYSTEM PERFORMANCE TESTS....................................    9
   14.1.   Throughput/Capacity Tests.......................................    9
      14,1.1.   Maximum User Data Rate.....................................    9
      14.1.2.   Sector Data Rate...........................................    9
      14.1.3.   Sector Edge Boundary Data Rate.............................    9
   14.2.   MAC Performance.................................................   10
   14.3.   Coverage Tests..................................................   10
   14.4.   Mobility/Handover...............................................   10

1.   INTRODUCTION

This document describes a basic field network configuration required to perform field test measurements and validation of a WiMAX system. This document does not provide test procedures or detailed software/hardware configuration parameters - it is meant to provide only a high-level overview of basic network configuration issues and test methodology, sufficient to guide and initiate future detailed planning phases.

The initial radiated trial systems will consist of [***]. The four sites selected should be located in close geographic/coverage proximity in order to allow for the simulation of various real-world deployment scenarios. WiMAX system performance will be characterized through a variety of throughput, range, mobility, and capacity oriented tests, across a range of noise and interference limited scenarios to simulate commercial deployment conditions.

Formal criteria for the testing in this plan are under development. A formal go/no-go meeting should be scheduled between the vendor at Clearwire at the end of the testing process to review any outstanding issues and ensure that an appropriate action plan is in place to address documented problems.

NOTE: It is understood that performance requirements specified in this document are can only be met under the overall requirements provided by Wavel/Wave2 802.16e/WiMAX specs.

NOTE: Clearwire has requirements for WiMAX system to support both 5 and 10 MHz RF channel BW, For early prototype equipment Motorola BS support [***].

NOTE: Due to NOTE above, this means in order to facilitate Expedience vs. Motorola WiMAX comparisons, obviously both systems needs to support [***] in field trial timeframe.

NOTE: Both Clearwire & Motorola need to jointly agree on resource requirements (staff, equipment, etc) in order to execute this test plan.

2.   CELL SITE REQUIREMENTS

[***]

[*** Confidential Treatment Requested]

     2.1  CELL SITE PREPARATION

     - RF Spectrum survey to ensure the spectrum used by BS/CPE equipment is free and clear of external interference.

     -    Identification and verification of SS/CPE locations and drive routes

3.   PRELIMINARY EQUIPMENT REQUIREMENTS

The preliminary list of equipment required for the four radiated site is described as follows:

     [***]

     [***] and based upon equipment availability; In addition to the above equipment, one full BS site and 10 spare SS/MS should be provided.

4.   SERVICE PROVIDERS WORKING GROUP (SPWG)

The WiMAX Service Providers Working Group (SPWG) is creating a set of requirements for certified WiMAX products. The output of this work will provide additional guidance into the required performance of the delivered WiMAX solution. The work of the SPWG is captured in the "Recommendations and Requirements for Network based on WiMAX Forum Certified Products". This document is still in draft form at this time.

5.   RF CONFIGURATION

As a part of the trial the WiMAX solution will be evaluated using the [***]

6.   EQUIPMENT INSTALLATION

It is important that the delivered WiMAX solution does not require an overly complex and burdensome installation procedure. It will be verified that the system is easy to install in accordance with the manufacturer specified recommendations.

7.   NETWORK TRAFFIC GENERATION/MEASUREMENT

All testing will be end-to-end TCP/IP network traffic using [***]

[*** Confidential Treatment Requested]

8.   RF COVERAGE VERIFICATION


RF Coverage drive testing will be performed using the provided RF drive test tools. This purpose of this testing is to directly compare the coverage of the [***] to ensure that an appropriate network planning infrastructure is in place. [ref drive test tool notes from WiMAX ICD doc].


9.   WIFI CO-EXISTENCE TEST

Each of an [***] Both the test units and the aceess points will be on a standard height desktop.

WiFi access points will be placed [***] from the access point.

This test will then be repeated with an [***]

Note: Antenna configuration options and specifications will need to be re-visited and validated prior to the implementation of this test. There are recognized equipment variances that should be considered in order to make this an apples-to-apples comparison.

10.  MOBILITY/HANDOVER

     10.1. PERFORMANCE AT MOBILE RATES

Measure performance degradation at various mobility rates in various system configurations.

     10.2. OFDMA UPLINK SER/ICI UNDER LOAD, UNDER MOTION

[***]

[*** Confidential Treatment Requested]

     10.3. HANDOVER

Perform drive testing using a single SS and verify that the units will handover in accordance with the published specifications of the SPWG forum in the "Recommendations and Requirements for Networks based on WiMAX Forum Certified Products".

[***]

[*** Confidential Treatment Requested]

11.  VOIP

System must support [***] decrease of total aggregate BS capacity. The [***] for all call scenarios.

12.  THROUGHPUT TEST

Throughput testing will be performed in a number of scenarios and traffic types to ensure system integrity is maintained in a dynamic real world environment.

In general the performance of the WiMAX solution is expected to be at least equivalent and hopefully better in "user bits" throughput, as measured in Mbps for both the uplink and downlink channels.

The first test scenario is as follows:

     [***]

The second test scenario is as follows:

     [***]

The third test scenario is as follows:

     [***]

[*** Confidential Treatment Requested]

     [***]

The remaining testing scenarios repeat the scenarios listed above, but with a [***]

13.  NEXTNET EXPEDIENCE CO-EXISTENCE

It is anticipated that the NextNet Expedience and the provided WiMAX solution will be [***]. Any impairment detected will need to be mitigated in order to successfully transition Clearwire markets.

14.  DETAILED SYSTEM PERFORMANCE TESTS


The following sections provide a preliminary list of tests that will be further developed. All tests will be performed under various BTS and channel configurations as supported by the Motorola platform. Example of this would be [***] required for the Clearwire network.


     14.1. THROUGHPUT/CAPACITY TESTS

          14.1.1. MAXIMUM USER DATA RATE

[***]

          14.1.2. SECTOR DATA RATE

[***]

          14.1.3. SECTOR EDGE BOUNDARY DATA RATE

[***]


[*** Confidential Treatment Requested]

     14.2. MAC PERFORMANCE

[***]

     14.3. COVERAGE TESTS

[***]

     14.4. MOBILITY/HANDOVER

[***]

[*** Confidential Treatment Requested]

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 9

                           WIMAX BETA MARKET TEST PLAN

                             DOCUMENT NUMBER: CLR00X
                                  RELEASE: 0.3
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described In such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER   DATE            AUTHOR         DESCRIPTION
------   ----            ------         -----------
0.1      June 15, 2006   Scott Jacka    Initial version
0.2      June 16, 2006   JS
0.3      June 21, 2006   Pete Gelbman   Joint CS/MOT edits for clarification

CONTENTS

1.   INTRODUCTION.........................................................    4
   1.1   Preliminary [***] Site Equipment Requirements....................    4
   1.2   Service Providers Working Group (SPWG)...........................    5
   1.3   Beta Test Process and Exit Criteria..............................    5
   1.4   RF Configuration.................................................    5
   1.5   RF Coverage Verification.........................................    6
   1.6   Handover Performance.............................................    6
   1.7   Throughput Test..................................................    6

[*** Confidential Treatment Requested]

1.   INTRODUCTION

The WiMAX beta system will consist of [***] sites. The [***] sites selected should be located in close geographic/coverage proximity and allow for verification in diverse RF conditions.

Formal criteria for the testing in this plan are under development. The purpose of this system is to allow clearwire to work out deployment issues of a WiMAX network in a [***] and to perform some benchmark testing of the WiMAX network under reasonable subscriber loads.

A formal go/no-go meeting should be scheduled between the vendor and Clearwire at the end of the testing process to review outstanding issues and ensure that an appropriate action plan is in place to address documented problems.

NOTE: It is understood that performance requirements specified in this document are can only be met under the overall requirements provided by Wavel/Wave2 802.16e/WiMAX specs.

NOTE: Clearwire has requirements for WiMAX system to support both 5 and 10 MHz RF channel BW. For early prototype equipment Motorola BS support [***]

NOTE: Due to NOTE above, this means in order to facilitate Expedience vs. Motorola WiMAX comparisons, obviously both systems needs to support [***]

NOTE: Both Clearwire & Motorola need to jointly agree on resource requirements (staff, equipment, etc) in order to execute this test plan.

     1.1 PRELIMINARY [***] SITE EQUIPMENT REQUIREMENTS

The preliminary list of equipment required for the radiated sites is described as follows:

     -    [***] fully populated 3 and 4 sector BS sites and associated hardware.

     -    Minimum [***] SS/MS SISO units to kickstart NRT/ORT tests

This should include a mixture of MS/SS variants once it has been determined what equipment types will be deployed into the Clearwire network and based upon equipment availability. In addition to the above equipment, two full BS site and fifty spare SS/MS should be provided.

The Beta test will start using [***]

[*** Confidential Treatment Requested]

     1.2 SERVICE PROVIDERS WORKING GROUP (SPWG)

The WiMAX Service Providers Working Group (SPWG) is creating a set of requirements for certified WiMAX products. The output of this work will provide additional guidance into the required performance of the delivered WiMAX solution. The work of the SPWG is captured in the "Recommendations and Requirements for Network based on WiMAX Forum Certified Products". This document is still in draft form at this time.

     1.3 BETA TEST PROCESS AND EXIT CRITERIA

In order for the Beta test to be considered successful the final measured performance results should be within 10% of the mutually defined and agreed upon test plan and criteria. The test criteria will be jointly defined between Clearwire and the WiMAX vendor. The detail test plan will be agreed upon between parties involved in this agreement with the purpose of establishing that the WiMAX network is ready for commercial deployment.

Areas to be considered as a part of the Beta exit criteria are as follows:

[***]

Clearwire will jointly conduct the tests, along with the WiMAX equipment vendor. Unacceptable test results will be repeated until performance objectives are met. Remediation of test failures is the responsibility of the infrastructure vendor.

All tests performed should collect a statistically relevant number of samples and under similar test conditions as prior stages of testing.

Latency for the purposes of this test plan is defined as the round trip time from the subscriber unit to a single defined point in the Clearwire network. This will be measured in all cases and should not be greater that the NextNet expedience platform.

Tests have been defined at stages prior to this set of tests such that system performance issues may be detected and remediated as early as possible in the schedule.

     1.4 RF CONFIGURATION

As an early stage of the trial process the WiMAX network will be evaluated using various [***] scenarios.

[*** Confidential Treatment Requested]

     1.5 RF COVERAGE VERIFICATION

RF Coverage drive testing will be performed using the vendor provided RF drive test tools with minimum capabilities as specified in the ICD. This purpose of this testing is to directly compare the coverage of the WiMAX system against the predicted model to ensure that an appropriate network planning infrastructure is in place.

The RF coverage validation should be performed for both the [***] ons after the bulk of the system has been built our in order to measure the coverage and Interference of the WiMAX network.

     1.6 HANDOVER PERFORMANCE

Perform drive testing using a single MS and verify that the units will handover within the [***] site coverage area in accordance with the published specifications of the SPWG forum in the "Recommendations and Requirements for Networks based on WiMAX Forum Certified Products".

     1.7 THROUGHPUT TEST

Throughput testing will be performed in a number of scenarios and traffic types to ensure system integrity is maintained in a dynamic real world environment.

The performance of the Wave 1 mobile WiMAX solution is expected to perform equal to or better in "user bits" throughput as measured in Mbps for both the uplink and downlink channels.

The first test scenario is as follows:

[***]

The second test scenario is as follows:

[***]

[*** Confidential Treatment Requested]

The third test scenario is as follows:

[***]

The fourth test scenario is as follows:

[***]

The fifth test scenario is as follows:

[***]

The sixth test scenario is as follows:

[***]

The seventh test scenario is as follows:

[*** Confidential Treatment Requested]

[***]

The eighth test scenario is as follows:

[***]

The ninth test scenario is as follows:

[***]

[*** Confidential Treatment Requested]

                            INFRASTRUCTURE AGREEMENT

                                    EXHIBIT B

                                   SCHEDULE 10

                             WIMAX WAVE-2 TEST PLAN

                             DOCUMENT NUMBER: CLR00X
                                  RELEASE: 0.3
                                   JUNE, 2006

This Schedule sets forth Infrastructure Products and technical specifications therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Infrastructure Products in accordance with the specifications and features described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified in Exhibit "B" or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section
2.3.4 of this Agreement.

DOCUMENT HISTORY

NUMBER   DATE            AUTHOR         DESCRIPTION
------   ----            ------         -----------
0.1      June 15, 2006   Scott Jacka    Initial version
0.2      Jun 17          JS
0.3      June 21, 2006   Pete Gelbman   Joint CW/MOT edits for clarification.

CONTENTS

1.    INTRODUCTION........................................................    4
   1.0   Preliminary [***] Site Equipment Requirements....................    4
   1.1   Service Providers Working Group (SPWG)...........................    4
   1.2   Wave-2 Test Process and Exit Criteria............................    5
   1.3   RF Configuration.................................................    5
   1.4   RF Coverage Verification.........................................    6
   1.5   Handover Performance.............................................    6
   1.6   Throughput Test..................................................    6
   1.7   Beta Network Tests & Expected Performance Over Time..............    8

[*** Confidential Treatment Requested]

1. INTRODUCTION

The WiMAX Wave 2 system will consist of [***] sites. The [***] sites selected should be located in close geographic/coverage proximity and allow for verification in diverse RF conditions.

Formal criteria for the testing in this plan are under development. The purpose of this system is to allow the vendor and Clearwire to find tune the WiMAX system and optimize the network in preparation for larger system qualification testing.

A formal go/no-go meeting should be scheduled between the vendor and Clearwire at the end of the testing process to review outstanding issues and ensure that an appropriate action plan is in place to address documented problems.

NOTE: It is understood that performance requirements specified in this document are can only be met under the overall requirements provided by Wave1/Wave2 802.16e/WiMAX specs.

NOTE: Clearwire has requirements for WiMAX system to support both 5 and 10 MHz RF channel BW. For early prototype equipment Motorola BS support [***]

NOTE: Due to NOTE above, this means in order to facilitate Expedience vs. Motorola WiMAX comparisons, obviously both systems needs to support [***] in field trial time frame.

NOTE: Both Clearwire & Motorola need to jointly agree on resource requirements (staff, equipment, etc) in order to execute this test plan.

     1.0 PRELIMINARY [***] SITE EQUIPMENT REQUIREMENTS

The preliminary list of equipment required for the four radiated site is described as follows:

     - [***] fully populated three or four sector BS sites and associated Wave 2 hardware.

     -    Minimum [***] SS/MS SISO Wave 2 units

This should include a mixture of MS/SS variants once it has been determined what equipment types will be deployed into the Clearwire network and based upon equipment availability. In addition to the above equipment, two full BS site and fifty spare SS/MS should be provided.

The provided system should be Wave 2 capable/compliant (TBD).

     1.1 SERVICE PROVIDERS WORKING GROUP (SPWG)

The WiMAX Service Providers Working Group (SPWG) is creating a set of requirements for certified WiMAX products. The output of this work will provide

[*** Confidential Treatment Requested]
additional guidance into the required performance of the delivered WiMAX solution. The work of the SPWG is captured in the "Recommendations and Requirements for Network based on WiMAX Forum Certified Products". This document is still in draft form at this time.

     1.2 WAVE-2 TEST PROCESS AND EXIT CRITERIA

In order for the Wave-2 test to be considered successful the final measured performance results should be within 10% of the mutually defined and agreed upon test plan and criteria. The test criteria will be jointly defined between Clearwire and the WiMAX vendor. The detail test plan will be agreed upon between parties involved in this agreement with the purpose of establishing that the WiMAX network is ready for commercial deployment.

Areas to be considered as a part of the Wave-2 exit criteria are as follows:

[***]

Clearwire will jointly conduct the tests, along with the WiMAX equipment vendor. Unacceptable test results will be repeated until performance objectives are met. Remediation of test failures is the responsibility of the infrastructure vendor.

All tests performed should collect a statistically relevant number of samples and under similar test conditions as prior stages of testing.

Latency for the purposes of this test plan is defined as the round trip time from the subscriber unit to a single defined point in the Clearwire network. This will be measured in all cases and should not be greater that the NextNet expedience platform.

Tests have been defined at stages prior to this set of tests such that system performance issues may be detected and remediated as early as possible in the schedule.

     1.3 RF CONFIGURATION

As an early stage of the trial process the WiMAX network will be evaluated using various [***] scenarios.

[*** Confidential Treatment Requested]

     1.4 RF COVERAGE VERIFICATION

RF Coverage drive testing will be performed using the vendor provided RF drive test tools with minimum capabilities as specified in the ICD. This purpose of this testing is to directly compare the coverage of the WiMAX system against the predicted model to ensure that an appropriate network planning infrastructure is in place.

The Wave-2 testing will also [***]

The RF coverage validation should be performed for both the [***] options after the bulk of the system has been built out in order to measure the coverage and interference of the WiMAX network.

     1.5 HANDOVER PERFORMANCE

Perform drive testing using a single MS and verify that the units will handover within the [***] site coverage area in accordance with the published specifications of the SPWG forum in the "Recommendations and Requirements for Networks based on WiMAX Forum Certified Products".

     1.6 THROUGHPUT TEST

Throughput testing will be performed in a number of scenarios and traffic types to ensure system integrity is maintained in a dynamic real world environment.

The performance of the Wave 2 mobile WiMAX solution is expected to perform as described below both the uplink and downlink channels.

The first test scenario is as follows:

[***]

The second test scenario is as follows:

[***]

The third test scenario is as follows:

[*** Confidential Treatment Requested]

                                      [***]

The fourth test scenario is as follows:

                                      [***]

The fifth test scenario is as follows:

                                      [***]

The sixth test scenario is as follows:

                                      [***]

[*** Confidential Treatment Requested]

                                      [***]

The seventh test scenario is as follows:

                                      [***]

The eighth test scenario is as follows:

                                     [***]

The ninth test scenario is as follows:

     1.7 BETA NETWORK TESTS & EXPECTED PERFORMANCE OVER TIME

No later than [***] after successful completion of the first Wave 2 tests as defined above, we will [***] the above mentioned tests. It is expected that with

[*** Confidential Treatment Requested]
additional time for network optimization and equipment fixes, the overall spectral efficiency of the beta network will deliver [***] given a mix of traffic, devices and services on a loaded network when compared to an [***]

[*** Confidential Treatment Requested]

                                   EXHIBIT "C"

                        TO THE WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT

                            SOFTWARE LICENSE AND FEES

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Infrastructure Agreement to which this document is Exhibit "C" and to the other Exhibits to that Agreement, except as otherwise stated herein. All definitions set forth in the Agreement shall apply hereto except as otherwise expressly defined herein.

1.   DEFINITIONS

Annual Software License (ASL). The Annual Software License contains the right-to-use the Operating System Software (O/SS) and all Standard Features for the applicable period purchased. This license also contains the right to receive all Software-Release Upgrades available during the applicable period.

Annual Software License Fee. This license fee is charged [***] and is renewable [***] the initial purchase of the ASL requires Clearwire to make a [***] commitment. This license fee does not cover the use of any Optional Features. This license fee does cover the use of Software on expansion equipment associated with specific Network Elements for the relevant period.

Features. Features include Optional Features and Standard Features.

Initial Program Load (IPL). The Initial Program Load contains the Operating System Software (O/SS) and the Standard Features of the current Software Release at the time the initial System Configuration is provided to Clearwire.

Initial License Fee (ILF). The Initial License Fee is the License Fee for perpetual use of the O/SS, and all Standard Features included in the IPL received. This fee does not cover the use of any Optional Features. This fee also does not cover the use of Software on expansion equipment associated with Network Elements. For expansion equipment associated with Network Elements, additional Initial License Fees are due in order to license the use of Software on that expansion equipment.

License Fee. License Fee means the fee paid by Clearwire for the right to use Software in accordance with the terms of this Exhibit.

Network Elements. Network Elements refer to the network Infrastructure components. Network Elements may be either manufactured or supplied by Motorola or by third parties.

Network Features. Network Features allow specialized communication between any Network Elements.

Operating System Software (O/SS). The O/SS brings the hardware platform to a state of readiness that allows Standard and Optional Features to run.

Operational Features. Operational Features improve the overall non-call performance of the network. Non-call performance includes increased call quality, increased availability and decreased cost of ownership. Examples of Operational Features include Billing Features, CAMP Terminal Expansions, Interference Cancellation, and Multiple Alarm Expansions.

Optional Features. Optional Features provide incremental functionality beyond the Standard Features and require the purchase of individual feature licenses. Optional Feature categories include Subscriber Features, Network Features and Operational Features.

[*** Confidential Treatment Requested]

Software. Software is any computer program in object code form, including the O/SS, the Features and any other computer program, whole or partial copies of a computer program, adaptations, derivative works, modifications, translations, updates or enhancements of all or part of a computer program, documentation associated with a computer program, and the techniques and ideas embodied and expressed in a computer program (including but not limited to the structure, sequence and organization of a computer program.) A computer program comprising Software under this Agreement is in any medium (including but not limited to all types of permanent or semi-permanent memory or storage devices, in hardwired logic instructions, or in any electronic medium), that is furnished directly or indirectly by Motorola to Clearwire, or, to the extent permitted under this Agreement is a Clearwire's copy, adaptation, derivative work, modification, translation, update or enhancement of a computer program furnished directly or indirectly by Motorola to Clearwire. The computer programs comprising Software may be used solely in conjunction with the System Configuration. NOTWITHSTANDING THE FOREGOING, THE TERM SOFTWARE SHALL NOT INCLUDE THIRD PARTY COMPUTER PROGRAMS PROVIDED UNDER SEPARATE LICENSE AGREEMENTS SUCH AS SHRINK-WRAP LICENSE AGREEMENTS, OR THIRD PARTY COMPUTER PROGRAMS NOT LICENSABLE UNDER THE TERMS OF THIS AGREEMENT, SUCH AS THIRD PARTY COMPUTER PROGRAMS PROVIDED UNDER THE FREE SOFTWARE FOUNDATION'S GENERAL PUBLIC LICENSE. Any reference herein to Software being "sold" or "purchased" shall in fact be deemed to be a reference to Software being "licensed."

Software Release. A Software Release is a new version of Software that contains new Standard Features, O/SS upgrades, and those Optional Features that have been licensed separately and individually by Clearwire.

Standard Features. Standard Features are included in the current Software Release at no additional charge. Included in the Standard Features is the Call Processing functionality that allows the Network Elements to operate as a wireless communications system.

Subscriber Features. Subscriber Features are those that can either be offered on a per-subscriber or per-traffic channel basis and/or which are apparent as features to the subscriber. Examples of Subscriber Features include Caller Preview Service, Message Waiting Notification and Authentication.

System Configuration. System Configuration means the combination of Software and Network Elements installed in the System for which the most recent License Fees due under the terms of this Agreement have been paid by Clearwire. (For the purposes of this definition, a Network Element does not include that expansion equipment associated with such Network Elements if such expansion equipment has not yet been installed.)

2.   LICENSE GRANT

2.1 Concurrent with the execution of the Infrastructure Agreement and payment of applicable License Fees hereunder, Motorola grants to Clearwire a non-exclusive license under applicable copyrights and trade secret rights to use Software in connection with the System Configuration. This license, if perpetual (based on payment of the ILF), shall be revocable by Motorola only pursuant to the provisions of Section 6.2 of this Agreement. This license is non-transferable and non-sublicenseable, except as expressly permitted by this Agreement. The term "use" means to load, execute, store or display the Software as part of the System Configuration, for the purpose of operating or maintaining the System. The term "maintain" means performing diagnostic and testing functions necessary to fulfill its obligation to provide first eschelon diagnosis under the Software warranty, and to sustain the operation of the System following termination or expiration of this Agreement.

2.2 The following License Fees for the use of Software on the initial System Configuration are set forth in Exhibit "A" of the Agreement (i) ILF or ASL; and
(ii) License Fees for specified Optional Features.

2.3 Changes to System Configuration and/or additional use of existing Software (by Network Elements or subscribers) may require payment of additional License Fees. Examples of changes to System Configuration and/or additional Software uses include, but are not limited to, the following:

     (i)  use of additional Optional Features;

     (ii) increased capacity of Optional Features;

     (iii) increased call processing capacity;

     (iv) expansion of Network Elements (e.g. increase in the number of trunk shelves);

     (v)  addition of Network Elements.

3.   LIMITATIONS ON USE OF SOFTWARE

3.1 The Software may contain Confidential Information of Motorola or its licensors. Clearwire agrees to keep confidential, in accordance with the terms of the Agreement, and not use, provide or otherwise make available in any form any Software or its contents, or any portion thereof, to any third party, except as an integrated component of Infrastructure Products that are delivered to System subscribers.

3.2 Clearwire shall not translate, modify, merge, adapt, de-compile, disassemble, or reverse engineer the Software or any portion thereof.

3.3 In the event of subsequent sale of Network Elements by Clearwire, Clearwire shall not transfer the Software for such Network Elements. Any purchaser of the Network Elements must obtain a Software license from Motorola. Motorola's granting of such license shall be within the sole discretion of Motorola and its licensors, who shall not unreasonably withhold consent to entering into such license. In the event that Clearwire wishes to sell Network Elements, (i) Clearwire shall notify Motorola in writing prior to any such sale of the identity of the purchaser and the Network Elements to be sold, (ii) Clearwire shall notify the purchaser in writing that a license agreement with Motorola is required for the use of the Software on such Network Elements, and (iii) the purchaser shall enter into a license agreement with Motorola for such Software prior to delivery of the Network Elements to the purchaser by Clearwire.

4.   RIGHT TO COPY, PROTECTION AND SECURITY

4.1 Software provided hereunder may be copied (for back-up purposes only) in whole or in part, in machine-readable form for Clearwire's internal use only, provided, however, that no more than two (2) printed copies and two (2) machine-readable copies will be in existence at any one time without the prior written consent of Motorola, other than copies resident in the System Configuration.

4.2 With reference to any copyright notice of Motorola associated with Software, Clearwire agrees to include the same on all copies it makes in whole or in part. Motorola's copyright notice may appear in any of several forms, including machine-readable form. Use of a copyright notice on the Software does not imply that such has been published or otherwise made generally available to the public.

4.3 Software and any copy of Software is the sole and exclusive property of Motorola or its licensors and no title or ownership rights to the Software or any of its parts is transferred to Clearwire.

5.   REMEDIES

Clearwire acknowledges that violation of the terms of this Exhibit or the Agreement may cause Motorola irreparable harm for which monetary damages may be inadequate, and Clearwire agrees that Motorola may seek temporary or permanent injunctive relief without the need to prove actual harm in order to protect Motorola's interests.

6.   TERMINATION

6.1 Any license granted hereunder may be terminated by Clearwire upon one (1) month's prior written notice.

6.2 Motorola may revoke any license granted hereunder if Clearwire is in material default of Section 3 of this Agreement, and such revocation shall be effective if Clearwire fails to correct such default within ninety (90) days after written notice thereof by Motorola.

6.3 Within one (1) month after termination or revocation of any license, Clearwire shall furnish to Motorola a document certifying, through its best efforts and to the best of its knowledge, the original and all copies in whole or in part of all Software, in any form, including any copy in an updated work, have been returned to Motorola or destroyed.

7.   LICENSEE RIGHTS

7.1 Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents or patent applications of Motorola or Motorola's licensors, except where an license may arise by operation of law, and only to the extent that such license is necessary to operate the System.

7.2 Clearwire acknowledges that the provisions of this Exhibit are intended to inure to the benefit of Motorola and its licensors. Clearwire acknowledges that Motorola or its licensors have the right to enforce these provisions against Clearwire, whether in Motorola's or its licensor's name.

7.3 Motorola MAY PROVIDE TO Clearwire UNDER THE ORIGINAL LICENSOR'S LICENSE CERTAIN THIRD PARTY COMPUTER PROGRAMS NOT LICENSABLE UNDER THE TERMS OF THIS AGREEMENT, SUCH AS THIRD PARTY COMPUTER PROGRAMS PROVIDED AS OPEN SOURCE SOFTWARE PROGRAMS SUBJECT TO PUBLIC LICENSES (GENERALLY ALLOWING FREE DISTRIBUTION AND ACCESS TO SOURCE CODE) DISTRIBUTED ON A FREE BASIS BY A NUMBER OF SOFTWARE ORGANIZATIONS SUCH AS, BUT NOT LIMITED TO, CERTAIN UNIVERSITIES, NOT-FOR-PROFIT COMPANIES, CORPORATIONS, FOUNDATIONS, INDIVIDUALS, THE OPEN SOURCE INITIATIVE AND THE FREE SOFTWARE FOUNDATION ("FREEWARE PROGRAMS'). THE FREEWARE PROGRAMS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE ORIGINAL LICENSOR'S LICENSE AND THE AGREEMENT. THEY ARE ONLY LICENSED UNDER AND TO THE EXTENT ALLOWED BY THE ORIGINAL LICENSOR'S LICENSE, BUT ARE NOT SUBJECT TO THE TERMS AND CONDITIONS OF THIS EXHIBIT.

IF REQUESTED BY Clearwire, (i) SUCH FREEWARE PROGRAMS SHALL BE IDENTIFIED BY Motorola, USING COMMERCIALLY REASONABLE EFFORTS AND (ii) FOR A PERIOD OF THREE YEARS AFTER RECEIPT OF SUCH FREEWARE PROGRAMS, A COPY OF THE ORIGINAL LICENSOR'S PUBLIC LICENSE AND A FREE COPY OF THE SOURCE CODE OF SUCH FREEWARE PROGRAMS IN MACHINE-READABLE FORM SHALL BE PROVIDED BY Motorola (ALTHOUGH DISTRIBUTION FEES MAY BE APPLICABLE).

8.   SOFTWARE FEES AND CHARGES

8.1 Charges for the ILF or ASL are billed when the equipment (including expansion equipment) on which the Software resides is invoiced, with payment due 30 days from the invoice date.

8.2 Charges for Optional Features are invoiced upon installation of the Optional Features, with payment due 30 days from the invoice date.

9.   ENTIRE UNDERSTANDING

Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments, the Infrastructure Agreement and this Exhibit set forth the entire understanding and obligations regarding use of Software, implied or expressed.

                                   EXHIBIT "D"

                                     TO THE
                            WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT

                             NETWORK SUPPORT PROGRAM

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to that Services Agreement to which this document is Exhibit - and to the other Exhibits to that Agreement, except as otherwise stated herein. This Agreement covers technical support and software maintenance programs.

1.0 DEFINITIONS. All definitions set forth in the Services Agreement shall apply hereto, except as otherwise expressly defined herein, and all such defined terms will be capitalized throughout this Exhibit and shall be read in the singular, plural or the tense as the context requires.

CLEARWIRE NETWORK    means Motorola's Clearwire support centre which shall serve
RESOLUTION CENTRE    Clearwire from a location notified by Motorola to
("CNRC")             Clearwire.

CLEARWIRE SERVICE    means the telephone support operation in place to enable
Desk                 Clearwire to solicit help with technical issues.

FIELD REPLACEABLE    means a distinctly separate component that has been
UNIT("FRU")          designed so that it may be exchanged at its site of use for the purpose of maintenance or service adjustment. An
                     example of an FRU is a plug-in circuit board. In some
                     instances, a field replaceable unit may contain other field replaceable units, for example, a circuit board or power
                     supply.

FIX AVAILABLE        Applies to Service Requests with associated Product Change
                     Requests. The release containing the fix to the problem
                     documented in the Product Change Request is available for
                     Clearwire to order.

FIX DEFERRED         Used where Clearwire does not want Motorola to provide a
                     patch or tape but would prefer that the repair be released in a future release. In such cases Clearwire is to provide
                     Motorola with a waiver not to claim Motorola's support for new events caused due to the lack of the patch or fix.

MANAGEMENT REPORTS   means the reports to be prepared and presented by Motorola in accordance with the NSP Specification.

NON PRODUCT CHANGE   A system problem or query that can be resolved without the need for a change to the product to effect a final solution
                     E.g. changes to parameter settings or configurations,
                     general technical questions, questions regarding documented procedures.

PRODUCT CHANGE       A system problem that can only be resolved with a change to the product E.g. software fixes or documentation errors.

NSP PROGRAM          means the Network Support Program, which includes 7x24
                     technical support and software maintenance.

NSP SPECIFICATION    Shall mean the detailed description of the Support Services described and set forth in Appendix A to this Exhibit

PREMISES means each of the locations comprising the Network, including the location that houses the System.

GRADE OF Service     With respect to the delivery of the Support Services in any
(GOS)                Year, GoS means the standard of performance actually
                     achieved by Motorola in providing the NSP Specification in that Year (calculated and expressed as a ratio and set out in the NSP Specification).

RECOVERY means the implementation of a temporary solution to immediately restore the System to a default condition.

RECOVERY TIME        means the elapsed time between receiving first escalation
                     call from Clearwire and achieving Recovery.

RESOLVED A resolution for the problem has been presented to Clearwire and the CNRC is awaiting confirmation that the resolution was successful.

RESOLUTION TIME      means the elapsed time between being granted access to the network (either remotely or, where required by Motorola, on arrival on-site) and making available to Clearwire a patch or software release that resolves the problem. Resolution
                     time for Product Change is measured to "fix available",
                     "resolved not fixed" or "fix deferred". Resolution time for
                     Non-Product Change is measured to "Resolution" status.

RESPONSE TIME        means the elapsed time between the Clearwire Service Desk
                     acknowledges receipt of a Clearwire request for assistance and the time work is commenced on the request, during
                     Clearwire's coverage hours, as described in the NSP
                     Specification.

SUPPORT FEES         means the total net sum for the Support Services, net of
                     all purchase tax, Value Added Tax and all other similar
                     governmental charges which shall be additional thereto.

SUPPORT SERVICES     means those Motorola functions as set forth in this Exhibit
                     "D", including, but not limited to, ongoing support,
                     technical advice, resolution of identified problems,
                     provision of technical bulletins, and software updates to
                     provide consolidated bug fixes and such other functions as may be more fully described in this Exhibit "D". Support
                     Services exclude post warranty hardware repairs.

WORKAROUND           means short term temporary fix or recommended action
                     provided in order to prevent the reoccurrence of a
                     Clearwire issue.

YEAR means any successive period of 12 calendar months measured from the Effective Date.

2.0  SCOPE

     2.1 This Exhibit is for the purpose of defining the Network Support Program and the conditions applicable to the provision of the Support Services to be provided by Motorola and/or its authorised affiliates and subcontractors, which has the objective of supporting the performance of the System.

     2.2 The NSP covers equipment manufactured or supplied through Motorola and software supplied by Motorola, both integrated into the Network and accepted into live service by Clearwire.

     2.3 The Warranty coverage will be provided during the warranty period as defined in the Agreement. This NSP or similar program commences when warraty coverage ends.

3.0  SERVICE LEVELS

     Where any Support Service is stated in the NSP Specification to be subject to a specific Service Level, Motorola shall provide that Support Service in such a manner as to ensure that the Grade of Service with respect to that Service is equal to or higher than such specific Service Level, as follows:

     3.1 First Line maintenance - First Line Maintenance is defined as the day to day monitoring and maintenance of the communications system using procedures outlined in the Documentation and available under one of the Motorola provided technical training courses. This would include, but not be limited to (i) accurate diagnosis, identification and isolation of FNE malfunctions to the FRU level, (ii) removal and replacement of faulty FRU's, (iii) carrying out preventative maintenance activities, and (iv) sending the malfunctioning product, packed in a manner to prevent damage, to the Motorola designated repair depot.

     3.2 Second Line Maintenance - Second Line Maintenance is defined as the investigation of system level faults that cannot be resolved under First Line Maintenance. Resolution for system level problems/issues is falls under Second Line Maintenance where a change of the Software is not required. Where a change in the Software is required (a product change), Second Line Maintenance is limited to investigation, data gathering and fault analysis.

     3.3 Third Line Maintenance - Third Line Maintenance is defined as the techniques and procedures used to resolve issues/problems which cannot be resolved using First Line Maintenance or Second Line Maintenance techniques, and includes the provision of Hardware repair or replacement services. These problems typically require a product change to resolve. Hardware repair also comes under third line support.

4.0  SOFTWARE MAINTENANCE AND TECHNICAL SUPPORT

     4.1 Motorola will offer optional Software Maintenance Program, providing CNRC support and bug fixes for the current and immediately preceding Software Release.

     4.2 Prices for new Software releases with no increase in features or functionality are included in this program; new feature releases and increased Software capabilities are separately offered and charged. The price for Software Maintenance Program is contained in Exhibit "A".

5.0  GENERAL

     5.1 Services will be provided strictly in accordance with the NSP Specification. Any amendment, modification or expansion of the responsibilities set forth in the Specification will be subject to the written agreement of the parties.

     5.2 Motorola reserves the right to subcontract, in whole or in part, Support Services. The subcontractors must be certified by Motorola.

     5.3 All Motorola personnel providing onsite services as part of this Exhibit will be under the direct control of Motorola and at all time are considered Motorola employees. Motorola will be liable for any damages caused by Motorola personnel or subcontractors operating on a Clearwire Network or within a Clearwire facility.

6.0  OBLIGATIONS OF MOTOROLA

     6.1  Motorola will:

          6.1.1 Deliver the Support Services to Clearwire in accordance with the obligations, Service Levels and conditions of the NSP Specification or other Service provided, such as Software Maintenance Services or extended Hardware Maintenance Services, but subject to the provisions of this Exhibit;

          6.1.2 Ensure that its employees, agents and sub-contractors comply with all of Clearwire's reasonable requests, directions or regulations made known to Motorola or its employees, agents or sub-contractors in relation to the safety and security of Clearwire's Premises, property or personnel; and

          6.1.3 Monitor hardware failures and identify any fault trends indicating a potential hardware design fault. Motorola shall deliver to Clearwire electronically a monthly report in an agreed format that summarizes all field returns, root cause analyses and paretos of all fault trends identified.

          6.1.4 If Motorola is unable to resolve an issue through immediate telephone assistance, Motorola will provide Clearwire with a Response Time and Resolution Time in accordance with the detailed criteria and Service Levels set forth in the NSP Specification.

7.0  CLEARWIRE RESPONSIBILITIES

     7.1 Subject to any provision of the NSP Specification to the contrary, and depending on the Service taken, Clearwire will:

          7.1.1 Be responsible for the first level of maintenance, including but not limited to diagnosis and (i) identification and isolation of Equipment malfunctions to the FRU level and reproducible software malfunctions; (ii) hardware, firmware and software, removal and replacement, (iii) isolation of reproducible Software malfunctions, and (iv) sending the malfunctioning product, packed in a manner to prevent damage, to the Motorola designated repair depot, provided, however, that such first level of maintenance shall be required only to the extent Clearwire can reasonably be expected to perform given its Documentation and the training available to Clearwire's personnel. Motorola will provide Clearwire with any reasonably requested aid in performing such diagnosis, provided Motorola may charge for such aid if it constitutes first echelon diagnosis that is Clearwire's responsibility. In the event of Software malfunction, Clearwire will notify Motorola promptly of the failure through the Clearwire Service Desk, followed by written confirmation of such notice. Motorola will acknowledge receipt of notice of verified Software malfunctions.

          7.1.2 All escalations and communications with the Motorola CNRC will be conducted through the Clearwire Network Operations Center
               (NOC) and/or Clearwire Engineering.

          7.1.3 Supply the requested data in a timely manner as required by Motorola. The time during which data is not available, for any reason whatsoever that is not within Motorola's sole control, will not be included in any calculation of timescales or service levels set out in this Exhibit.

          7.1.4 If, having no internal closure policy, agree with Motorola the following policy regarding the closure of Service Requests: If no response has been received after seventy two (72) hours following a request from Motorola, then Motorola shall contact Clearwire and request closure of the relevant Service Request. If no response is received after a further seventy two (72) hours, Motorola shall be entitled to close the relevant Service Request.

          7.1.5 Bear the costs of its own telephone and utility charges and other services and items being supplied by Clearwire under this Exhibit.

          7.1.6 Make the payments according to the schedule set forth in Clause 10 of this Exhibit.

          7.1.7 Perform all other of its obligations set out in this Exhibit and Appendices attached hereto.

          7.1.8 Appoint a System Manager for the System and supply Motorola with the name, address and telephone number of the System Manager. The System Manager is responsible for coordination with Motorola personnel and will, at the option of the Clearwire System Manager, make available a Clearwire Representative during Motorola performance of Support Services.

          7.1.9 [RESERVED]

          7.1.10 Provide reasonable facilities including, but not limited to, secure storage space, a designated workspace with adequate temperature control and light, and use of all System and communications facilities, including access to a telephone line.

          7.1.11 Supervise and perform all normal day-to-day System operational activities.

          7.1.12 Perform System restarts or other maintenance or trouble-shooting activity as directed by the Documentation prior to initiating a service call for any System problem, unless previously instructed otherwise by a Motorola representative.

          7.1.13 Assist and cooperate with Motorola in the diagnosis of reproducible Software malfunctions and provide such information as may be reasonably requested by remote and local personnel as they provide technical supervision and support to Clearwire's maintenance technicians.

          7.1.14 Furnish, maintain and repair equipment, products and services supplied by:

               7.1.14.1 Vendors other than Motorola; and

               7.1.14.2 Vendors of mobile and/or other portable subscriber units.

          7.1.15 Supervise, manage and control its use of the Software, including, but not limited to:

               7.1.15.1 Assuring proper machine configuration, program
                    installation, audit controls and operating methods;

               7.1.15.2 Implementing adequate backup plans, based on alternate procedures to diagnose, patch and repair Software defects in the event of a Software malfunction; and

               7.1.15.3 Implementing sufficient procedures and checkpoints to satisfy Clearwire's requirements for security and accuracy of input and output. Such procedures and checkpoints will be provided to and followed by Motorola.

          7.1.16 Perform and comply with all available Motorola maintenance procedures covering all routine system administration and maintenance tasks which Clearwire will be required to perform on a regular basis in order to ensure the integrity of operation of the System. To the extent that such procedures need to be developed, they shall be mutually agreed to by Clearwire and Motorola.

          7.1.17 Clearwire will allow persons duly authorised by Motorola such access to the Premises as is reasonably required for the purpose of providing the Support Services. Authorisation procedures will be agreed upon by Clearwire and Motorola from time to time. Motorola will use such rights of access for the purpose of providing the Support Services only. Motorola's right of access will end upon termination of this Exhibit

          7.1.18 Any delays associated with the performance of any of Clearwire's obligations shall serve to extend any time periods within which Motorola is obliged to carry out its responsibilities and obligations hereunder.

          7.1.19 For Priority 1 cases, Clearwire must support Motorola with appropriate on-site resources to support system Recovery.

8.0  PRIORITY CLASSIFICATION FOR SUPPORT DELIVERY

     8.1 In order to classify the urgency to be attributed to a problem Motorola will classify the each Service Request as a priority P-1 through to P-4 according to the following guidelines:

     8.2  Motorola Service Request Designators and Definitions:

          8.2.1 PRIORITY 1 (P1) Critical (Target Recovery Time: 24 hours from time of escalation)-This is the maximum level of urgency assigned to Service Requests based on one or more of the following conditions:

               - More than 10% of the call or data processing capability of a major Network Element is affected. Eg. Site controller

               - Significant ongoing loss of critical functionality of a revenue-generating feature.

               - inability of the network management product(s) to provide critical operations and maintenance (O&M) functionality.

               - Billing is out of service, or there is a significant ongoing loss of billing information, if provided by Motorola.

               - Clearwire has declared an emergency with the concurrence of Clearwire and Motorola management.

               -    Any conditions that may affect safety.

               - Problems with a planned activity on previously operational equipment (such as a software upgrade roll-out) that requires the installation of the previous software load.

               -    inability to process emergency calls.

          8.2.2 PRIORITY 2 (P2) Major (Target Recovery Time: 48 hours from time of escalation) - This is normally the urgency assigned to Service Requests based on one or more of the following conditions:

               - Major impact on the functionality of the Network but it does not prevent the System from meeting its primary requirements

               - Failures in operational and system performance information that require additional dedicated resources in order to maintain core System operations

               - Failures in the ability to add, delete or reconfigure any in-service Network Element

               -    Failure in the ability to provision subscribers

               -    Errors in procedures where service risks are involved

               - Less than 10% of the call or data processing capability of a major Network Element is affected. E.g. Site controller

               -    A revenue-generating feature is out of service.

               - Total outage of a Network Element that is determined to be a high profile site by Clearwire and Motorola.

               -    Clearwire-declared major issue with the concurrence
                    Motorola.

               -    A redundant device on a major Network Element is lost.

               - Failure of any portion of a duplex operation for periods of excess of 30 seconds.

          8.2.3 PRIORITY 3 (P3) Minor (Target Recovery Time: 5 days from time of escalation) - Minor problems are classified based on one or more of the following conditions:

               - Loss of administrative capabilities (not classified as Priority 1 or Priority 2)

               - Loss of feature functionality (not classified as Priority 1 or Priority 2)

               - Configuration discrepancies or questions related to error messages or alarms that are being generated on the system.

               - Other equipment or software issues that are not service affecting.

               -    Follow-up cases for Priority 1 or Priority 2 cases.

          8.2.4 PRIORITY 4 (P4) Low Impact (Target Recovery Time: ICB or next software release)- Priority assigned to a case type of information. This is normally the urgency assigned to Service Requests with low impact and is based on one or more of the following conditions:

               -    Basic questions

               -    Cosmetic problems

               -    Documentation errors

               -    Remote support of software load (scheduled maintenance)

               - System probe requests for upcoming installations, upgrades etc.

               -    Other

9.0  RISK OF LOSS

     Risk of Loss for equipment shipped by Clearwire to Motorola under this Exhibit shall pass to Motorola upon receipt at a designated Motorola repair facility. Risk of Loss for equipment shipped by Motorola to Clearwire under this Exhibit shall pass to Clearwire upon receipt by Clearwire.

10.0 WARRANTY RELATED TO REPAIRS OR REPLACEMENTS

     Repairs performed under this Exhibit are warranted under the same terms and conditions as the Agreement, with the exception of the Warranty term, which shall be for (i) a period of ninety (90) days from the date of Motorola's return shipment to Clearwire; or (ii) the balance of the remaining Warranty term under the Agreement, whichever is longer. Typical warranty repairs are thirty (30) days from receipt to dispatch.

11.0 PAYMENT

     11.1 Clearwire will be invoiced annually, in advance, for the Support Fee. Payment shall be made within thirty (30) days from the invoice date and otherwise in accordance with the payment terms set forth below.

     11.2 The Support Fee covers all travel, accommodation, time and other expenses incurred by Motorola or any of its employees, agents or sub-contractors in providing the Support Services (with the exception of such expenses and taxes described in Clauses 11.4 and 11.5 below) other than where such costs have been incurred as a result of errors or misuse attributable to Clearwire.

     11.3 In the event that any payment is delayed by Clearwire, an interest charge shall be payable equivalent to two (2) percent above the Barclays Bank base rate prevailing at the time that payment should have been made.

     11.4 Postage, freight or other such transportation charges for shipping defective products to an authorized Motorola Repair Depot will be borne in accordance with the NSP Specification; when such products or their replacements are being returned to Clearwire, Motorola shall bear such charges.

     11.5 Clearwire is responsible for the payment of all applicable import, sales. Value Added Tax, use, retailers occupation, excise, property and other duties and assessments in the nature of taxes, however designated, on the Support Services provided to Clearwire pursuant to this Exhibit, exclusive however, of any taxes measured by Motorola's net income or based on Motorola's franchise. To the extent Motorola is required by law to collect such taxes, one hundred percent (100%) of such taxes, etc. shall be added to invoices as separately stated charges and paid in full by Clearwire, unless Clearwire is exempt from such taxes and furnishes Motorola with a certificate of exemption in a form reasonably acceptable to Motorola. In the event Clearwire claims exemption from sales, use or other such taxes under this Exhibit, Clearwire shall hold Motorola harmless from any and all subsequent assessments levied by a proper taxing authority for such taxes, including interest, penalties and late charges.

12.0 EXCLUSIONS

     12.1 The Software support provisions set forth in this Exhibit apply only to the Software as supplied or modified by Motorola. Modifications, attempted modifications or additions to the Software by Clearwire or by any party other than Motorola is a breach of the Software License and will void all obligations of Motorola included herein.

     12.2 This Exhibit shall not apply to any specific item of Equipment that has attained the fifth anniversary of the date that Motorola (or authorized Motorola third-party manufacturers) ceases manufacture of such specific items. To the extent that Clearwire expects it will require support beyond such five-year period, extended end-of-life support may be purchased from Motorola, but only at the time of entering into this Exhibit and prior to the date of cessation of manufacture.

     12.3 Support Services do not include the repair of any transmission line, antenna, tower, tower lighting, racks, cabinets, defective or phosphor-burned cathode ray tubes (CRTs), consumables, including but not limited to, cables, connectors, batteries, duplexers, circulators, printers, keyboards and frames, and their installation.

     12.4 The NSP Specification will apply to all software released by Motorola to Clearwire.

     12.5 The Support Services to be provided by Motorola will exclude all work necessary to restore or rebuild lost or destroyed data or any part thereof consequent upon corruption by Equipment failure, incorrect use of the System or any upgrade to the Equipment Systems not approved by Motorola. If undertaken, such work will be charged at Motorola's normal daily fee rate for the time being in force, in addition to travel and accommodation costs.

     12.6 Service does not include installation of System hardware expansions requested by Clearwire.

     12.7 Service does not include normal system operating responsibilities, the provision of operating supplies or replacement of consumable supplies, electrical work external to the System or any other functions not required under this Exhibit.

     12.8 Service does not include maintenance or repair of any equipment and software not provided by Motorola.

     12.9 Movement of equipment and reinstallation by anyone not authorized by Motorola may void any obligation or warranty by Motorola. Such authorization by Motorola will not be unreasonably withheld. Motorola will publish commercially reasonable documents and standards on how it authorizes third parties.

     12.10 Clearwire will not modify, remove or obliterate the bar code, serial number or any other identifying mark(s) on System components. Any System component so altered and in need of repair will be repaired at the sole discretion of Motorola.

     12.11 Motorola has no obligation to repair or replace items when such repair or replacement is caused by the following:

          12.11.1 An event of Force Majeure. However, Motorola agrees, upon Clearwire's request, to participate with Clearwire and make an assessment with respect to any damage as a result of such event and to provide a quotation with respect to the repair and/or replacement of the items damaged.

          12.11.2 Acts of vandalism

          12.11.3 Attempts by other than personnel authorized by Motorola to repair, maintain, install or modify the System, or if the System is used in other than its normal and customary manner

          12.11.4 Clearwire's failure to maintain prescribed environmental conditions or external electrical tolerances

          12.11.5 Damage that occurs during shipment from Clearwire to Motorola

          12.11.6 Damage due to misuse

          12.11.7 Replacement or malfunction of consumable items such as printing ribbons

          12.11.8 Failure of any part of the Interconnected Carrier equipment

     12.12 Motorola will provide Clearwire with any reasonably requested aid in performing Clearwire's responsibly hereunder, provided Motorola may charge for such aid if it constitutes activities that are within Clearwire's responsibility. Clearwire's Travel expenses related to site visits, which are expressly excluded from coverage.

13.0 RE-CERTIFICATION

     Except for the Clearwire network as of the Effective Date of this Agreement, if the System or a part of the System is not covered by Warranty or a previous Motorola Network Support Program, or similar Motorola support agreement, Motorola is entitled to inspect the System to determine its qualification for Support Services. The inspection and any repairs, adjustments or upgrades deemed necessary by as a precondition for Support Services shall be made by Motorola and paid for by Clearwire at Motorola's time and material rates then in effect and will be made prior to commencement of Support Services for the relevant part of the System.

                                   EXHIBIT "E"

                                     TO THE
                            WIRELESS BROADBAND SYSTEM
                            INFRASTRUCTURE AGREEMENT

                                   DEFINITIONS

ACCEPTANCE TEST PLAN

The testing described and administered as set forth in Exhibit "C".

CLEARWIRE AFFILIATES

Entities which are controlled with greater than 50% ownership by Clearwire Corporation.

CUSTOM DEVELOPMENT

Features, functions or capabilities in Equipment or Software for which Clearwire funds Motorola's development activity.

DOCUMENTATION

The documentation described in Exhibit "B" or which is included with the Infrastructure Products.

DUAL MODE PRODUCTS

The base station/access point unit with the capability to operate (but not seamlessly between) the Expedience and 802.16e technologies.

EQUIPMENT

The Motorola-supplied hardware for the System, but excluding Subscriber
Products.

EXPEDIENCE INFRASTRUCTURE PRODUCTS

The access point/base stations using Expedience technology.

INFRASTRUCTURE AGREEMENT

This Infrastructure Agreement and the accompanying Exhibits.

INFRASTRUCTURE PRODUCTS

All Equipment and Software purchased for use in the System which are listed on Exhibit "A".

OTHER TECHNOLOGY

Any other standards-based, alternative wireless broadband Infrastructure technology deployed by Clearwire.

NETWORK ELEMENTS

Infrastructure equipment and related software for the System other than Equipment, Software and Subscriber Product. Examples include wireless backhaul equipment, ethernet switches, IP routers, etc.

PREFERRED VENDOR

A status that means Clearwire will, when capabilities, costs and availability are equal for a given product or service offered by Motorola and another supplier or suppliers, purchase the product or service from Motorola in preference to the other supplier or suppliers.

SERVICES

Those Motorola functions included in the concurrently signed Services Agreement.

SITE

Each of the site locations comprising the System, including the location that houses the core.

SOFTWARE

See Exhibit "C".

SUBSCRIBER

A person who uses the System and, thereby, entitling Clearwire to revenue.

SUBSCRIBER PRODUCT

Any device or portable radiotelephone equipment intended for System use, whether or not in actual use.

SYSTEM

The wireless radiotelephone system comprised of the Infrastructure Products and other Clearwire-supplied products.

WI-MAX INFRASTRUCTURE PRODUCTS

The access point/base station or equivalent using 802.16e technology.

WIRELESS BROADBAND INFRASTRUCTURE PRODUCTS

Wireless broadband base station/access point infrastructure products operating on licensed spectrum, including Other Technology infrastructure products.


                                       E-2